UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

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              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER: 811-08627

                            JOHNSONFAMILY FUNDS, INC.
               (Exact name of registrant as specified in charter)

                                    --------


                                 555 Main Street
                                Racine, WI 53403
               (Address of principal executive offices) (Zip code)

                               Colette M. Wallner
                            Johnson Asset Management
                                 555 Main Street
                                Racine, WI 53403
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-276-8272

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2004

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2004

ITEM 1.    REPORTS TO STOCKHOLDERS.




                                [Logo Omitted]

                                  JOHNSONFAMILY
                                    ---------
                                      FUNDS




                         ------------------------------
                         OCTOBER 31, 2004 ANNUAL REPORT
                         ------------------------------

TABLE OF CONTENTS

Shareholder Letter ........................................................    1

Portfolio Commentaries ....................................................    2

Statements of Net Assets

    JohnsonFamily Large Cap Value Fund ....................................   16

    JohnsonFamily Small Cap Value Fund ....................................   18

    JohnsonFamily International Value Fund ................................   20

    JohnsonFamily Intermediate Fixed Income Fund ..........................   24

Statements of Operations ..................................................   27

Statements of Changes in Net Assets .......................................   28

Financial Highlights ......................................................   30

Notes to the Financial Statements .........................................   34

Report of Independent Registered Public Accounting Firm ...................   40

Directors and Officers of the Company .....................................   41

Disclosure of Fund Expenses ...............................................   43

Notice to Shareholders ....................................................   44




      ------------------------------------
                 NOT FDIC-INSURED
      ------------------------------------
      May lose value.  No bank guarantee.
      ------------------------------------

Shares of JohnsonFamily Funds are distributed by an independent third party, SEI Investments
Distribution Co.

SHAREHOLDER LETTER  OCTOBER 31, 2004


October 31, 2004

Dear Shareholders,

"The economy is improving" -- "the economy isn't improving" -- "oil prices are up" --- "oil prices are down" -- During the past year, if we didn't like the economic outlook, all we had to do was wait a few days and the outlook would change. But that's history. What do we see for the coming year?

Looking ahead, we believe that attention to valuation, leverage, and earnings quality will be rewarded. We feel our strategy of maintaining a disciplined stock selection process, which focuses on companies with sustainable products and services and low leverage and solid cash flow, will prove valuable.

As is customary, our portfolio management team offers detailed performance analysis, investment ideas and a market outlook for each of our four portfolios on pages 2-15. The commentaries provide further insight to our investment philosophy and a unique perspective on the economy and the markets. Of course, if at any time you wish to discuss our portfolio management style in greater detail, I welcome your call.

We appreciate your confidence and look forward to working with you in 2005.


Kind regards,


/s/ Colette M. Wallner

Colette M. Wallner
President


                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 1

PORTFOLIO COMMENTARIES  OCTOBER 31, 2004
LARGE CAP VALUE FUND

The JohnsonFamily Large Cap Value Fund's return for the 12 months ending October 31, 2004 was 15.27%, performing in line with the Russell 1000 Value Index return of 15.45% and outperforming the S&P 500 Index return of 9.42%.

Entering fiscal year 2004, our return expectations were somewhat diminished due to a strong equity recovery in fiscal year 2003, high equity market valuation, uncertainties surrounding Iraq and the 2004 presidential election. Fortunately for U.S. equity investors, the markets put aside concerns of rising oil and commodity costs and weak employment gains focusing squarely on corporate earnings growth that significantly topped analysts' forecasts.
--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN
        FOR THE PERIODS ENDED OCTOBER 31, 2004

        ONE YEAR        3 YEAR    5 YEAR        SINCE INCEPTION*
        --------------------------------------------------------
         15.27%          7.54%     4.61%             3.83%

        RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                       JohnsonFamily
                     Large Cap Value        S&P 500          Russell 1000
                           Fund              Index           Value Index

  3/31/98                $10,000            $10,000            $10,000
  '98                      9,614             10,060              9,569
  '99                     10,223             12,642             11,151
  '00                     10,462             13,412             11,767
  '01                     10,297             10,072             10,371
  '02                      8,892              8,550              9,332
  '03                     11,109             10,329             11,467
  '04                     12,805             11,302             13,239

*ANNUALIZED
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
      The S&P 500(R) Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
      The Russell(R) 1000 Value Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
      Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.


2 JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES  OCTOBER 31, 2004
LARGE CAP VALUE FUND (CONTINUED)

PERFORMANCE ANALYSIS
Positive  performance  contribution  came  primarily  from four  sector  groups:
Services, Financial, Technology and Energy. The Fund's Services group posted a 16.3% total return versus the Benchmark's (Russell 1000 Value Index) sector return of 6.2%. Performance was driven by solid returns from Caesars Entertainment (+36.4%), Genuine Parts (+23.3%), Darden Restaurants (+17.0%) and McDonald's (+16.6%). Caesars Entertainment, a major owner of Las Vegas casino properties, agreed to be bought by Harrah's Entertainment as the gaming industry continues to consolidate. Shares of Genuine Parts, a distributor of automotive parts, were rewarded as the company boosted earnings expectations driven by higher demand and effective cost cutting. Once one of the cheapest stocks in our Services group, the Fund sold the stock during the fiscal year on valuation. Both Darden and McDonald's defied street expectation as improved menus and marketing buffeted demand. Within the Financial sector, Bear Stearns (+24.3%) and Prudential (+20.3%) added to performance, both stocks driven by strong operating performance. Technology returns were aided by Check Point Software (+50.0%), a security the Fund sold earlier in the fiscal year. Once the cheapest stock in the Technology sector, the stock soared earlier in 2004 as a rebound in corporate IT spending resulted in rising revenue and earnings for the internet security software company. Although the Fund maintained a benchmark neutral position in Energy, the Fund's Energy investments are in companies that are highly leveraged to changes in oil prices. Therefore, it is not surprising that three of the Fund's top performers were Energy stocks, with Amerada Hess (+70.1%), Anadarko Petroleum (+54.6%) and Unocal (+31.8%) leading the way.

Performance to the Russell 1000 Value Index was hindered by the Fund's investments in Telecommunications as well as the Fund's overweighting in Health Care. Shares of AT&T declined 8.0% during the year on continuing concerns of competitiveness in a troubled industry. We continue to find shares of AT&T attractive given the company's strong cash flow generation, much improved balance sheet and blue chip client base. The Fund's overweight in Health Care also detracted from performance as the political and competitive environment for the major U.S. pharmaceuticals has not improved. While shares of Schering-Plough gained some momentum during the year, rising 20.0%, the Fund's holdings in Bristol-Myers Squibb and Merck weighed on results. The Fund sold its holding in Merck following the Vioxx recall on concerns that Vioxx litigation may have damaged the value of the company's shares for years to come. The proceeds from Merck were redeployed into shares of Wyeth.

INVESTMENT IDEAS
WYETH (HEALTH CARE)
Wyeth, a leading U.S. pharmaceutical company, is enjoying healthy growth in an otherwise troubled industry. Key drugs Effexor, Protonix, Enbrel and Rapamune are experiencing double-digit sales advances. Wyeth has limited patent expiration challenges and a strong drug pipeline. Valuation is very attractive at 14 times earnings and 10 times cash flow. Investor interest in Wyeth should improve as the company nears settlement of class action suits brought against it over its diet drug, Fen/Phen.


                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 3

PORTFOLIO COMMENTARIES OCTOBER 31, 2004
LARGE CAP VALUE FUND (CONCLUDED)

MATTEL (SERVICES)
Shares of much maligned Mattel are of interest. The nation's largest toymaker has been struggling due to price deflation, elevated competitive environment and the sales erosion of Barbie. Still, the shares of Mattel are very attractively priced at 14 times earnings and 11 times cash flow. Mattel has reduced debt by two-thirds and raised its dividend by a factor of eight times over the past several years. A stabilization of the Barbie brand would sooth investor concern and refocus attention to current successes at Fisher-Price and American Girl.

NORTHROP GRUMMAN (INDUSTRIAL)
Defense company Northrop Grumman should gain from further increases in government spending on military hardware upgrades and expansion. Large projects including the F-35 fighter, the F/A-18 fighter and development of the next generation destroyer are key drivers of growth. The company is generating over $1 billion in free cash flow being used to reduce debt, repurchase shares and increase dividend payments.




4 JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2004
SMALL CAP VALUE FUND

The JohnsonFamily Small Cap Value Fund's return for the 12 months ending October 31, 2004, was 8.76%, underperforming the Russell 2000 Value Index return of 17.99% and the S&P SmallCap 600 Index return of 16.78%. It was another good year for equities with small caps outperforming large caps and value outperforming growth.

PERFORMANCE ANALYSIS
The fiscal year got off to a good start as the market rallied into the end of the calendar year on word from the Federal Reserve (the "Fed") that it could keep interest rates low for a considerable period without triggering inflation. The Fed also reiterated its opinion that the job market was improving and the economy was showing progress. Confirmation came in late November 2003 when economic reports showed Gross Domestic Product (GDP) up 8.2%, stronger than expected. The market had the perfect backdrop entering 2004 with earnings stronger than estimates, solid economic data, and low interest rates and inflation. The only missing piece to the puzzle was job growth. As demand rose, companies met the demand with increased productivity. This was very positive for profit margins but not great for job growth. Finally, in April, the market experienced a very strong jobs report that initially sent the market higher. Then concern took over on fears of higher interest rates, rising oil prices and decelerating earnings growth. The Fed met

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN
        FOR THE PERIODS ENDED OCTOBER 31, 2004

        ONE YEAR        3 YEAR    5 YEAR        SINCE INCEPTION*
        --------------------------------------------------------
          8.76%         10.77%    13.64%              7.23%

        RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                       JohnsonFamily          S&P
                     Small Cap Value     SmallCap 600    Russell 2000
                           Fund              Index       Value Index

  3/31/98                $10,000          $10,000          $10,000
  '98                      8,220            7,908            8,151
  '99                      8,357            8,860            8,209
  '00                      9,297           11,099            9,630
  '01                     11,653           10,385           10,472
  '02                     10,477            9,992           10,207
  '03                     14,563           13,348           14,320
  '04                     15,838           15,588           16,896

*ANNUALIZED
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
      The S&P SmallCap 600 Index is a capitalization-weighted index of 600 domestic stocks that measures the performance of companies with a small market capitalization. The S&P SmallCap 600 Index fluctuates due to changes in the aggregate market value of these stocks.
      The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
      Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.


                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 5

PORTFOLIO COMMENTARIES  OCTOBER 31, 2004
SMALL CAP VALUE FUND (CONTINUED)

those fears head-on after raising interest rates, by reiterating its plan to boost borrowing costs at a "measured pace" to stem inflation as the economy expands. In early July, the market began to head lower as a number of high profile companies lowered their earnings guidance while others were downgraded due to valuation. At the same time, oil broke the $40 per barrel mark and talk resurfaced regarding rising oil prices and the negative affect on consumer spending. In October, near the end of the fiscal year, the market began to stabilize as GDP was revised higher, low interest rates continued to drive housing, and oil began to settle down.

While we understand that performance is challenging, we felt it was prudent as a disciplined value manager to reduce the Fund's exposure to sectors of the economy that were becoming rich on valuation. This led us to limit the Fund's holdings in commodities, including the Metals, Paper and Chemicals, Building, Industrials and Capital Goods sectors. These sectors are benefiting from record high commodity prices and continued low interest rates that we feel are unsustainable. We expect that as global growth moderates and commodity prices return to more normal levels, these sectors trading at high valuation multiples or near peak earnings will contract.

Two stocks that contributed to the Funds under performance included LeapFrog Enterprises (-37.0%) and Winn-Dixie Stores (-56.0%). The Fund continues to hold and has added to its positions in these two stocks.

LeapFrog designs, develops and markets electronic-based educational toys with interchangeable software programs. The company's stock fell after management guided earnings lower heading into the Christmas selling season. Retailers, skeptical regarding consumers spending, want to keep inventories low. We feel confident, given the company's leading market share and popularity of their product, that retailers will eventually increase orders similar to last year. The company's cash flow and balance sheet are solid.

Winn-Dixie is one of the largest food retailers in the U.S. with over 1,000 stores in 12 southeastern states. The company's earnings have been depressed as it deals with competitive issues. As the company closes stores in its non-core markets and reinvests in its core markets, gross margins should begin to rise. The company has a solid cash position, good cash flow and manageable debt.

The Fund's strongest performing sectors relative to the Russell 2000 Value Index include Technology, Services, Transportation and Banking. The weakest performing sectors included Energy, Staples, Metals, Industrials and Capital Goods. Stocks that contributed to sectors that performed relatively well included Riggs National, Jakks Pacific, New England Business Services, Internet Security Systems, and Arkansas Best.

In the Banking sector, Riggs National (+47.0%) was the Fund's strongest performer. Riggs has moved past a difficult period of being accused of failing to enforce anti-money laundering rules by failing to report transactions in its embassy banking division. The company had to pay a $25 million fine, but neither admitted nor denied wrongdoing. Shortly afterwards, the company had announced that it was going to be acquired by PNC Financial for $24.25 per share. Riggs has a very strong franchise in the lucrative Washington D.C. area.


6 JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES  OCTOBER 31, 2004
SMALL CAP VALUE FUND (CONTINUED)

In the Services sector, Jakks Pacific (+44.0%), agreed to buy Play Along in an acquisition that will be significantly accretive to Jakks Pacific's bottom line. Jakks Pacific is a traditional toy company with many of their products under $20. Play Along is a toy manufacturer that holds licenses including Cabbage Patch Kids, Care Bears and Teletubbies. Jakks Pacific had a significant amount of cash on its balance sheet that was used to make the acquisition, which should improve Jakks Pacific's returns. The combination of the acquisition and improved earnings propelled the company's stock higher.

Also in the Services sector, New England Business Services (+34.0%) received an offer to be purchased by Deluxe Corporation at over a 30.0% premium to the current market price. New England Business Services is a supplier of business forms and other products to the small business market. The company had very strong and consistent cash flow with limited need for capital expenditures. Besides the great cash flow, Deluxe was interested in New England's complementary printing business and its faster growth rate.

In the Technology sector, Internet Security Systems (+39.0%) was the Fund's top performer. The company provides products and services that protect businesses from network and system risks. The company's latest plug-and-play appliance includes security functions including intrusion detection, firewall, content filtering, and anti-spam. Surveys of corporate executives consistently rank network and internet security as a top spending priority.

In the Transportation sector, Arkansas Best (+26.0%) outpaced its peers and delivered solid performance. Arkansas Best is a trucking company specializing in less-than-truckload shipments throughout the United States. Less-than-truckload trucking companies benefit from an overall improvement in the economy as small and large business activity increases. Arkansas Best traded at a discount to the transportation universe with no debt on its balance sheet.

Adhering to the Fund's disciplined value-oriented process, as stocks make significant moves higher without a similar move in the fundamentals, it forces us to sell and find better values elsewhere. In keeping with that theme, the Fund has sold all of the stocks mentioned above with the exception of Internet Security Systems. Other stocks that performed well for the year, that were sold, include Activision (+33.0%), Dave & Busters (+35.0%), BankAtlantic Bancorp (+31.0%), and Papa John's (+39.0%).

INVESTMENT IDEAS
With the proceeds from the sales discussed above, here are some of the Fund's new purchases and current investment ideas that we have high hopes for in the upcoming fiscal year:

O'CHARLEY'S
O'Charley's is a casual dining concept that owns and operates three restaurant concepts: O'Charley's, Ninety Nine, and Stoney River. The company trades at a significant discount to its peer group and is growing earnings close to 20.0%. The company has very consistent cash flow and is using excess capital to open new restaurants. The balance sheet is solid and profitability has been improving after a slow period a year ago.


                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 7

PORTFOLIO COMMENTARIES  OCTOBER 31, 2004
SMALL CAP VALUE FUND (CONCLUDED)

CALLAWAY GOLF
Callaway Golf designs, manufactures and sells golf clubs, golf balls and accessories such as bags, gloves, towels, and headwear. The Fund has owned Callaway before and it was very good to us. The company is the largest golf club manufacturer in the world with a solid position in golf balls. Along with a very valuable brand name, the company sports a strong balance sheet with lots of cash and no debt. As the company integrates its acquisition of Top-Flite, profitability should improve.

LSI INDUSTRIES
LSI Industries designs, manufacturers and markets a variety of lighting fixtures, menu board systems, and graphic products. The company sells into the petroleum/convenience store market, the multi-site retail market such as restaurants and automobile dealerships and the commercial/industrial lighting market. LSI has little debt on its balance sheet, very good, free cash flow and is using it to pay an attractive dividend yield. The company should benefit as retailers increase the frequency of their image conversion programs to boost store traffic.

MULTIMEDIA GAMES
Multimedia Games is a leading supplier of interactive, electronic gaming systems to the rapidly growing Native American gaming market and to the charity and commercial bingo and state video lottery markets. The company designs and develops hardware, software, networks and content that provides customers with a comprehensive gaming system. Based on valuation, the company trades at a significant discount to its peer group. The vast majority of their revenue is recurring and under long-term contracts that make cash flow very stable. The company has strong market share in their niche and is expected to grow quickly.

ADAPTEC
Adaptec designs, makes and markets storage access solutions that move, manage and protect critical data and digital content. Major manufacturers of computer equipment use the devices in high-performance networks, network storage devices, servers, workstations, and PCs. Corporate information technology spending has been rising and storage of important data is mission critical. The company has a very strong balance sheet with over $350 million in net cash.

MARKET OUTLOOK
Coming off of two solid years of performance on above average earnings growth we expect equity returns to be lower in the near future. With earnings multiples at lofty levels, we would expect any advance in the market to come from earnings growth. While earnings growth is decelerating, it should still be above an average growth rate of 6.0%. Current estimates call for approximately 10.0%
growth. The market could continue to experience multiple contractions due to rising interest rates and inflation, and therefore, put any return on the market below that of its growth in earnings.


8 JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES  OCTOBER 31, 2004
INTERNATIONAL VALUE FUND

For the one-year period ended October 31, 2004, the JohnsonFamily International Value Fund returned 19.84%, slightly outperforming the benchmark MSCI World ex-USA Index total return of 19.25%, and underperforming the MSCI World ex-USA Value Index total return of 23.86%.

After a strong fiscal year ended October 31, 2003, momentum propelled global stock markets higher heading into the fiscal year 2004. Robust demand from Asian economies, led by China, spurred capital spending as well as business confidence. Healthy gains in corporate earnings and strong economic growth in the U.S. and abroad buoyed investor sentiment and drove double-digit returns in the first quarter. The markets treaded water for the next six months, as concerns about a slowdown in global growth tempered enthusiasm for stocks, but investors regained their appetites and drove markets up over 7.0% in the final months of the year. The largest markets, such as Japan, the UK, and Germany were the weakest performers for the year, while some of the smallest markets, such as Austria and Norway, gained over a third.

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN
        FOR THE PERIODS ENDED OCTOBER 31, 2004

        ONE YEAR        3 YEAR           5 YEAR        SINCE INCEPTION*
        ---------------------------------------------------------------
         19.84%         13.97%            5.31%              4.89%

        RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                    Morgan Stanley
                JohnsonFamily   Capital International       Morgan Stanley
                International     World ex-USA Value    Capital International
                 Value Fund             Index             World ex-USA Index

  3/31/98         $10,000              $10,000                 $10,000
  '98               8,969                9,305                   9,491
  '99              10,570               11,608                  11,720
  '00              11,326               11,823                  11,551
  '01               9,250                9,644                   8,623
  '02               8,783                8,229                   7,503
  '03              11,425               11,016                   9,616
  '04              13,692               13,645                  11,467

*ANNUALIZED
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
      The Morgan Stanley Capital International (MSCI) World ex-USA Index is the aggregate of 23 individual country indices calculated by MSCI. The index excludes the U.S. MSCI uses a target of 85% of free float-adjusted market representation within each industry group, within each country, as a guideline in constructing the index.
      The MSCI World ex-USA Value Index is the aggregate of 23 individual country indices calculated by MSCI. The index excludes the U.S. MSCI uses a target of 85% of free float-adjusted market representation within each industry group, within each country, as a guideline in constructing the index. The index includes securities with low Price/Book Value ratios relative to each MSCI country index.
      Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
      Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve investment risks including currency, liquidity, political, economic and market risks.


                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 9

PORTFOLIO COMMENTARIES  OCTOBER 31, 2004
INTERNATIONAL VALUE FUND (CONTINUED)

In terms of sector structure, the Fund began the fiscal year in a fairly neutral position relative to the benchmark. Over the course of the year, we reduced the Fund's exposure to the Technology and Financial sectors, and are now overweighted in Services and Health Care. By region, we began the year with a large overweight in Hong Kong and China, and an underweight in Europe and the UK. Early in the year, we reduced the overweight in Asia after the region's strong performance the previous year. We reduced the underweight in the UK, owing to our belief that the UK market is more stable and offers excellent yield. However, we still favor the Asian stock markets heading into the new year due to the combined features of low valuation and rapid economic growth. Dollar depreciation continued to enhance returns on international holdings as the trade-weighted dollar dropped 8.4% for the year. Of the major currencies, the Euro bore the brunt of this decline, gaining 10.4% against the dollar, while the yen gained 3.9%.

PERFORMANCE ANALYSIS
The Fund lagged its benchmark when markets were soaring, both at the start and the finish of the fiscal year, but gained over 400 basis points in between, when markets were flat. For the year, the Fund gained 19.84%, slightly ahead of the benchmark. The late 2003 broad-based rally in international markets continued into the new year. In January we reduced the Fund's exposure to emerging Asian markets such as Malaysia and Indonesia, which posted very strong gains over the last 18 months. In March, the Fund took gains in some of our China plays, selling the Hong Kong retailer Giordano and the Chinese utility Beijing Datang, each of which had returned over 100.0%. We shifted the assets into the UK market, where the Fund had been significantly underweighted, to take advantage of greater stability and yield, as well as attractive valuation. As the market rally continued, we began to reduce the Fund's exposure to the Technology sector, where it had been overweighted. From February through June, the Fund shed four of its Technology names. Partly as a result, Technology was the Fund's best-performing sector for the year, adding over 100 basis points in performance through both the allocation effect and the selection effect.

Within the MSCI World ex-USA Index, Technology was the only sector posting negative returns for the year. Energy stocks surged 40.0% as oil and gas prices continued to climb, and, counter-intuitively, Utilities were the next-best-performing sector, up 39.0%. Other than Technology and Paper, all sectors posted double-digit returns. The Fund's holdings in Retail sky-rocketed 64.0% versus the benchmark's sector return of 16.0%, thanks to Giordano, as mainland tourists flocked to Hong Kong to shop, as well as Marks & Spencer in the UK and Vendex in the Netherlands. Both of the latter two companies were approached with buy-out offers earlier this year. The Fund's holdings in Staples and Telecommunications contributed negatively to performance, despite double-digit returns, because they significantly underperformed their respective sectors. By country, stock selection in Japan, France, and Germany was strong, while the Fund's holdings in Canada and Italy underperformed, subtracting nearly 200 basis points in performance. Biovail, the Canadian pharmaceuticals company, has been hit by one thing after another, from generic competition to an informal SEC investigation to an unfortunate truck accident, and the stock has performed dismally. On a more positive note, each of the Fund's three German Health Care stocks gained over 35.0%.


10 JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES  OCTOBER 31, 2004
INTERNATIONAL VALUE FUND (CONTINUED)

INVESTMENT IDEAS
We see a number of compelling values in the current market that we believe will generate strong positive returns into fiscal year 2005.

YUE YUEN INDUSTRIAL (HOLDINGS) LTD. (HONG KONG, RETAIL)
Yue Yuen is the largest branded athletic and casual footwear manufacturer in the world. An original design manufacturer, Yue Yuen makes shoes for major international brand name companies such as Nike, adidas, Reebok, New Balance, Timberland and Rockport. Revenue growth is strong, but margins have come under pressure due to the continued high prices of raw materials linked to polyester. Yue Yuen has a strong balance sheet and solid cash flow. It pays a dividend yield of 3.6%. Margins are likely to improve or at least normalize as materials prices level off.

HEINEKEN HOLDING NV (NETHERLANDS, STAPLES)
Heineken Holding NV is the holding company for Heineken NV, whose main international brands are Heineken and Amstel. Heineken NV is a leading international brewer operating in over 170 countries. While competition in the beverage industry remains fierce across products (beer, spirits, and wine) and within product segments, Heineken is well positioned, given the success of its corporate strategy, the strength of its brands, its international coverage, the current debt capacity at its disposal, solid cash flow generation, and its extensive international experience. Heineken is focused on selling higher margin beers, achieving a leadership position in their markets, lowering costs, and participating in consolidation.

BIC GROUP (GERMANY, SERVICES)
BIC Group has operations in three product categories which include stationary, lighters, and shavers. The BIC brand is very well known, as every-day consumers all over the world choose to buy more than 22 million BIC stationery products, 4 million BIC lighters, and 11 million BIC shavers. While sales in the mature European markets have leveled off, most other regions continue to show nice growth, with Latin America leading the way. BIC Group's balance sheet is solid and they generate very nice cash flow. R&D is a priority for BIC Group, as they continue to bring innovative products to very competitive markets.

FRESENIUS MEDICAL CARE (GERMANY, HEALTH CARE)
Fresenius Medical Care is the world's largest kidney dialysis company engaged in both providing dialysis care and manufacturing dialysis products. Chronic kidney failure is a condition that affects more than 1.3 million individuals worldwide. Fresenius provides dialysis treatment to over 123,000 patients at its 1,595 clinics, of which approximately 70% are in the U.S. and 30% are outside of the U.S. Worldwide growth of dialysis patients is in the mid-single digit range, and roughly double that in developing countries. Fresenius has a significant competitive advantage with its single use dialysers, which offer higher quality treatments and higher revenue per treatment. Fresenius generates solid free cash flow and is focused on reducing debt.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 11

PORTFOLIO COMMENTARIES  OCTOBER 31, 2004
INTERNATIONAL VALUE FUND (CONCLUDED)

MARKET OUTLOOK
We continue to see good value in international markets, most of which trade at a significant discount to the U.S. market. European economies may struggle with the consequences of an overvalued Euro, however, the entrance of ten Central and Eastern European nations into the European Union may act as a catalyst for needed reform in labor market regulations and tax policy. The U.S. economy has regained its strength, although we are skeptical that the economy can grow at an above average pace in the years ahead. The dollar is likely to continue to depreciate over the next several years, helping to correct the imbalance in the U.S. current account, and enhancing returns on international investments. In Asia, investment opportunities abound. Prospects for economic and earnings growth are improved and stocks remain attractively valued. Superior growth rates in Asia have in the past been largely attributable to booming exports. Now, thanks to a supportive policy and a rapidly growing middle class, domestic demand in Asia will become the main driver of growth. Trade within the region is booming. As Asian authorities begin to allow their currencies to appreciate relative to the U.S. dollar, reflecting the divergence in economic fundamentals, returns for U.S.-based investors are further enhanced. Overall, we are very positive about the prospects for the foreign markets.




12 JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES  OCTOBER 31, 2004
INTERMEDIATE FIXED INCOME FUND

The total return of the JohnsonFamily Intermediate Fixed Income Fund for the 12 months ending October 31, 2004 was 2.98%. The Lehman Intermediate Government/Credit Bond Index had a return of 4.33%, while the Morningstar Intermediate-Term Bond Category had an average return of 4.95%.

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN
        FOR THE PERIODS ENDED OCTOBER 31, 2004

        ONE YEAR        3 YEAR           5 YEAR        SINCE INCEPTION*
        ---------------------------------------------------------------
         2.98%           3.86%            6.18%              5.21%

        RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      JohnsonFamily        Lehman        Morningstar(R)
                       Intermediate     Intermediate     Intermediate-
                       Fixed Income  Government/Credit    Term Bond
                           Fund          Bond Index        Category

  3/31/98                $10,000          $10,000          $10,000
  '98                     10,590           10,634           10,475
  '99                     10,351           10,740           10,463
  '00                     10,930           11,431           11,064
  '01                     12,469           13,061           12,509
  '02                     12,814           13,833           12,941
  '03                     13,564           14,582           13,729
  '04                     13,969           15,213           14,408

*ANNUALIZED
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
      The Lehman Brothers Intermediate Government/Credit Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government; all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt.
      The Morningstar(R) Intermediate-Term Bond Category is the average cumulative total performance assuming reinvestment of dividends and capital gains distributions of funds tracked by Morningstar(R), Inc. that invest their assets primarily in U.S. corporate and other investment-grade issues. The bonds have an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four but less than ten years. The Lehman Intermediate Government/Credit Bond Index sectors are Industrial, Finance, Utility and Yankee. Also included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental or international agencies. It includes only those bonds with maturities of up to 10 years.
      Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 13

PORTFOLIO COMMENTARIES  OCTOBER 31, 2004
INTERMEDIATE FIXED INCOME FUND  (CONTINUED)

PERFORMANCE ANALYSIS
Fixed income markets in the first quarter had positive performance as certain key economic indicators failed to provide sufficient confirmation of strength that might compel the Federal Open Market Committee (FOMC) to initiate an unwinding of its aggressive accommodation policy. Most notably was the continued disappointment in the Employment Report that reflected only marginal increases in non-farm payroll expansion. The well-publicized jobless economic recovery, which has kept the Fed in a holding pattern, exerted its influence on bond prices as benchmark treasury yields fell during the quarter in the range of 30 to 45 basis points depending upon the maturity.

The second quarter confirmed our forecast for a higher interest rate environment, as economic statistics continued to show robust strength, along with early signs of inflationary pressures. Fortunately, our portfolio was appropriately structured for this scenario. The result was solid outperformance relative to the benchmark. As signs of economic strength became more obvious and the market recognized that the Fed's excessively easy monetary policy was about to end, not only did interest rates rise dramatically but the yield curve flattened significantly. The benchmark Treasury issues of the 2, 3, 5, 10 and 30-year maturities rose a meaningful +111 basis points (bp), +113 bp, +99 bp, +75 bp and +52 bp, respectively. The yield curve flattened with the 2yr/30yr spread contracting by 59 bp, the 5yr/30yr by 47 bp and the 10yr/30yr by 23 bp.

In a dramatic departure from both an historical and even logical perspective, the bond market rallied during the third quarter in the face of a cumulative 75 basis points increase in the target Fed funds rate by the FOMC. Clearly, the Fed saw the need to begin removing their highly accommodative monetary policy in order to control and temper the current and future level of inflation. However, just as the Fed began to increase short-term rates, the economy experienced a "soft patch" which led some investors to believe that the threat of inflation was minimal and that the level of economic growth would abate. This gave license to the "carry" traders and "hedge" managers to add to their leveraged interest rate spread strategies.

This situation was compounded by strong levels of foreign purchases of Treasury securities, especially by key Asian nations. Foreign holdings of U.S. Treasury securities expanded by over $315 billion during the past fiscal year, which has increased overall foreign holdings to an all time record of almost $1.3 trillion. This level of ownership represents over 34.0% of the total outstanding marketable U.S. Treasury debt of around $3.8 trillion. With this renewed demand a "bull flattening" in the yield curve occurred, resulting in strong overall performance for the bond market during the third quarter.

During the third quarter, inflation cooled somewhat with initial reported data supporting the view that the economy may have entered a "soft patch". However, this is not the case when the YTD or year-over-year (Y-O-Y) statistics are considered. The August Headline Consumer Price Index (CPI) is at 3.7% YTD, while the Core rate is at 2.2%, which is somewhat higher than the Y-O-Y CPI of 2.7% and 1.7%, respectively.


14 JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES  OCTOBER 31, 2004
INTERMEDIATE FIXED INCOME FUND  (CONTINUED)

MARKET OUTLOOK
After carefully weighing all the variables, we are of the opinion that the economy remains on solid footing. The muted growth evident in the 2nd quarter is largely behind us. Consumers are spending, wages and job growth are increasing, manufacturing is expanding and capital spending is on the rise. Our forecast for the year is for GDP growth of 4%. On the assumption that oil prices undergo some correction, and that the Fed continues to raise rates in a cautious manner, next year should also be another year of expansion, but at a rate of growth closer to the economy's long-term trend of 3.5%.

We believe the likely scenario is for the re-emergence of some inflationary pressures caused by GDP growth which may temporarily be above potential. The net effect of strong economic growth and higher inflation levels would be rising interest rates and a flatter yield curve. Given the prevailing risks, we feel it is appropriate to slightly reduce the potential for upside price gains from a declining-yield environment in exchange for structuring portfolios to protect against possible downside from rising interest rates.

The current pace of tightening by the Fed should be interpreted as an attempt to remove its previous "policy accommodation" in a "measured" way. How long and how far yields will rise is open to debate; but we believe it will be significant enough to justify maintaining our shorter duration posture, as well as our modified barbell structure. This economic scenario should bode well for Corporate Securities. Therefore, we will continue to be neutral to slightly aggressive in this sector relative to the respective benchmark indices, even though yield spreads are near historically narrow levels, but not yet at the trough of 1998. Additionally, with the recent improprieties regarding Fannie Mae and expected oversight for the government agencies, we may consider increasing our overweighting to the Agency sector.




                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 15

STATEMENT OF NET ASSETS  OCTOBER 31, 2004
LARGE CAP VALUE FUND



--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+:
[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

 Financials                     29.13%
 Industrials                    13.42%
 Consumer Discretionary         12.92%
 Energy                          8.61%
 Health Care                     7.10%
 Consumer Staples                6.07%
 Information Technology          6.02%
 Telecommunication Services      5.22%
 Utilities                       5.08%
 Short-Term Investments          4.54%
 Materials                       1.89%

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

 NUMBER
OF SHARES                                                             VALUE
------------------------------------------------------------------------------
                 COMMON STOCK - 95.28%
                 AEROSPACE & DEFENSE - 6.18%
 36,085          Lockheed Martin Corp.                             $ 1,987,923
 37,270          Northrop Grumman Corp.                              1,928,722
 20,390          United Technologies Corp.                           1,892,600
                                                                   -----------
                                                                     5,809,245
                                                                   -----------
                 AUTOMOTIVE - 1.95%
 75,390          Honda Motor Co. Ltd., ADR                           1,831,223
                                                                   -----------
                 BANKS - 14.04%
 46,676          Bank of America Corp.                               2,090,618
 46,375          BB&T Corp.                                          1,906,476
 29,645          Comerica, Inc.                                      1,823,464
 48,030          JPMorgan Chase & Co.                                1,853,958
 59,070          Keycorp                                             1,984,161
 53,355          Regions Financial Corp.                             1,871,694
 34,000          Wachovia Corp.                                      1,673,140
                                                                   -----------
                                                                    13,203,511
                                                                   -----------
                 BASIC - CHEMICAL - 1.88%
 39,415          Dow Chemical Co.                                    1,771,310
                                                                   -----------
                 CONSUMER STAPLES - 6.06%
 42,245          General Mills, Inc.                                 1,869,341
124,670          Kroger Co.*                                         1,883,764
 83,445          Sara Lee Corp.                                      1,942,600
                                                                   -----------
                                                                     5,695,705
                                                                   -----------
                 DIVERSIFIED MANUFACTURING - 3.83%
 55,770          General Electric Co.                                1,902,872
 44,280          SPX Corp.                                           1,698,138
                                                                   -----------
                                                                     3,601,010
                                                                   -----------

 NUMBER
OF SHARES                                                             VALUE
------------------------------------------------------------------------------
                  ENERGY - 8.60%
 30,645           Anadarko Petroleum Corp.                         $ 2,067,005
 24,110           ConocoPhillips                                     2,032,714
 51,850           Marathon Oil Corp.                                 1,976,004
 48,135           Unocal Corp.                                       2,009,636
                                                                   -----------
                                                                     8,085,359
                                                                   -----------
                  ENTERTAINMENT - 1.91%
170,460           Liberty Media Corp., Class A*                      1,520,503
  7,723           Liberty Media International,
                  Inc., Class A*                                       278,414
                                                                   -----------
                                                                     1,798,917
                                                                   -----------
                  FINANCIAL - 7.05%
 16,125           Bear Stearns Cos., Inc.                            1,527,844
 52,410           Citigroup, Inc.                                    2,325,432
 27,045           Merrill Lynch & Co., Inc.                          1,458,807
 35,010           Principal Financial Group                          1,321,977
                                                                   -----------
                                                                     6,634,060
                                                                   -----------
                  HEALTH CARE - 5.11%
 75,195           Bristol-Myers Squibb Co.                           1,761,819
114,160           Schering-Plough Corp.                              2,067,438
 24,705           Wyeth                                                979,553
                                                                   -----------
                                                                     4,808,810
                                                                   -----------
                  INSURANCE - 6.07%
 40,595           MetLife, Inc.                                      1,556,819
 40,530           Nationwide Financial Services,
                  Class A                                            1,402,338
 33,175           Prudential Financial, Inc.                         1,541,642
 88,620           UnumProvident Corp.                                1,210,549
                                                                   -----------
                                                                     5,711,348
                                                                   -----------
                  LEISURE & RECREATIONAL PRODUCTS - 1.95%
104,645           Mattel, Inc.                                       1,832,334
                                                                   -----------
                  MEDICAL PRODUCTS & SERVICES - 1.97%
 50,485           HCA, Inc.                                          1,854,314
                                                                   -----------
                  PROFESSIONAL SERVICES - 2.01%
 38,135           Computer Sciences Corp.*                           1,894,166
                                                                   -----------
                  RAILROADS - 1.94%
 49,865           CSX Corp.                                          1,820,073
                                                                   -----------
                  REAL ESTATE INVESTMENT TRUSTS - 1.91%
 52,595           Duke Realty Corp.                                  1,793,490
                                                                   -----------


16 JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS  OCTOBER 31, 2004
LARGE CAP VALUE FUND (CONCLUDED)

 NUMBER
OF SHARES                                                             VALUE
------------------------------------------------------------------------------
                 RETAIL - 5.36%
   82,140        Darden Restaurants, Inc.                          $ 2,012,430
   59,875        McDonald's Corp.                                    1,745,356
   36,585        Sears Roebuck & Co.                                 1,280,475
                                                                   -----------
                                                                     5,038,261
                                                                   -----------
                 SERVICES - 1.45%
   66,150        Cendant Corp.                                       1,362,029
                                                                   -----------
                 TECHNOLOGY - 5.73%
  100,885        Hewlett-Packard Co.                                 1,882,514
   66,970        Microsoft Corp.                                     1,874,490
   46,795        Sony Corp., ADR                                     1,630,806
                                                                   -----------
                                                                     5,387,810
                                                                   -----------
                 TELEPHONES & TELECOMMUNICATIONS - 5.21%
   86,605        AT&T Corp.                                          1,481,811
   66,145        SBC Communications, Inc.                            1,670,823
   44,660        Verizon Communications, Inc.                        1,746,206
                                                                   -----------
                                                                     4,898,840
                                                                   -----------
                 UTILITIES - 5.07%
   53,510        Alliant Energy Corp.                                1,411,594
   26,600        FPL Group, Inc.                                     1,832,740
   35,825        Pinnacle West Capital Corp.                         1,526,861
                                                                   -----------
                                                                     4,771,195
                                                                   -----------
                 TOTAL COMMON STOCK
                 (cost $81,918,216)                                 89,603,010
                                                                   -----------
                 SHORT-TERM INVESTMENTS - 4.54%
2,151,857        SSGA Money Market Fund                              2,151,857
2,112,105        SSGA U.S. Government
                 Money Market Fund                                   2,112,105
                                                                   -----------
                 TOTAL SHORT-TERM INVESTMENTS
                 (cost $4,263,962)                                   4,263,962
                                                                   -----------
                 TOTAL INVESTMENTS - 99.82%
                 (cost $86,182,178)                                 93,866,972
                                                                   -----------
                 OTHER ASSETS AND LIABILITIES:
                 Investment Advisory Fee Payable                       (59,190)
                 Distribution Fee Payable                               (2,415)
                 Administration Fee Payable                             (8,596)
                 Directors' Fee Payable                                 (1,627)
                 Other Assets and Liabilities                          242,986
                                                                   -----------
                 Cash and Other Assets,
                 less Liabilities - 0.18%                              171,158
                                                                   -----------
                 NET ASSETS - 100.00%                              $94,038,130
                                                                   ===========

                                                                      VALUE
------------------------------------------------------------------------------
                 NET ASSETS:
                 Portfolio Shares (unlimited
                 authorization -- no par value)
                 based on 9,562,798 outstanding
                 shares of beneficial interest                     $82,048,880
                 Undistributed net investment
                 income                                                110,974
                 Accumulated net realized gain
                 on investments                                      4,193,482
                 Net unrealized appreciation
                 on investments                                      7,684,794
                                                                   -----------
                 NET ASSETS                                        $94,038,130
                                                                   ===========

                 NET ASSETS VALUE, OFFERING AND
                 REDEMPTION PRICE PER SHARE                              $9.83
                                                                         =====

                 * NON-INCOME PRODUCING SECURITY.
                 ADR -- AMERICAN DEPOSITARY RECEIPT
                 LTD. -- LIMITED
                 SSGA -- STATE STREET GLOBAL ADVISERS

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL
                 PART OF THE FINANCIAL STATEMENTS.




                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 17

STATEMENT OF NET ASSETS  OCTOBER 31, 2004
SMALL CAP VALUE FUND



--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+:
[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

 Financials                     27.79%
 Industrials                    15.88%
 Consumer Discretionary         13.04%
 Information Technology         12.61%
 Materials                       7.94%
 Health Care                     7.23%
 Energy                          6.79%
 Utilities                       5.00%
 Consumer Staples                2.43%
 Short-Term Investments          1.29%

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

 NUMBER
OF SHARES                                                              VALUE
------------------------------------------------------------------------------
                 COMMON STOCK - 98.74%
                 APPAREL & TEXTILES - 1.40%
   54,385        Oshkosh B'Gosh, Inc., Class A                     $   987,632
                                                                   -----------
                 AUTOMOTIVE - 1.46%
   36,595        Group 1 Automotive, Inc.*                           1,035,272
                                                                   -----------
                 BANKS - 12.30%
   39,080        Amcore Financial, Inc.                              1,189,204
   29,620        Chemical Financial Corp.                            1,105,715
   62,145        Colonial Bancgroup, Inc.                            1,345,439
   56,133        Old National Bancorp                                1,390,415
   45,840        Susquehanna Bancshares, Inc.                        1,140,041
   25,985        UMB Financial Corp.                                 1,336,928
   24,990        Webster Financial Corp.                             1,194,522
                                                                   -----------
                                                                     8,702,264
                                                                   -----------
                 BASIC - CHEMICAL - 3.40%
   59,170        Sensient Technologies Corp.                         1,285,172
  152,260        Wellman, Inc.                                       1,123,679
                                                                   -----------
                                                                     2,408,851
                                                                   -----------
                 BASIC - PAPER - 1.48%
   67,400        Rock-Tenn Co., Class A                              1,048,070
                                                                   -----------
                 CONSUMER STAPLES - 3.80%
  143,910        DIMON, Inc.                                           837,556
   53,285        Libbey, Inc.                                          967,123
  257,140        Winn-Dixie Stores, Inc.                               884,562
                                                                   -----------
                                                                     2,689,241
                                                                   -----------
                 DIVERSIFIED MANUFACTURING - 6.00%
   36,815        A.O. Smith Corp.                                      977,070
   39,500        Barnes Group, Inc.                                  1,027,000
   49,325        Griffon Corp.*                                      1,097,481
  103,750        NN, Inc.                                            1,146,438
                                                                   -----------
                                                                     4,247,989
                                                                   -----------

 NUMBER
OF SHARES                                                             VALUE
------------------------------------------------------------------------------
                 ENERGY - 5.31%
   42,775        Forest Oil Corp.*                                 $ 1,304,638
  381,740        Horizon Offshore, Inc.*                               362,653
   24,325        Stone Energy Corp.*                                 1,001,460
   35,130        Tidewater, Inc.                                     1,086,571
                                                                   -----------
                                                                     3,755,322
                                                                   -----------
                 ENTERTAINMENT - 1.40%
   75,310        Multimedia Games, Inc,*                               994,092
                                                                   -----------
                 FINANCIAL - 1.09%
  131,530        Van der Moolen Holding, ADR*                          773,396
                                                                   -----------
                 HEALTH CARE - 2.59%
   47,930        Alpharma, Inc., Class A                               812,413
   37,405        Apria Healthcare Group, Inc.*                       1,023,401
                                                                   -----------
                                                                     1,835,814
                                                                   -----------
                 INDUSTRIAL - 3.04%
  134,520        Intertape Polymer Group, Inc.*                      1,016,971
  106,730        LSI Industries, Inc.                                1,136,675
                                                                   -----------
                                                                     2,153,646
                                                                   -----------
                 INSURANCE - 4.72%
   32,750        Allmerica Financial Corp.*                            985,775
   30,000        AmerUs Group Co.                                    1,253,400
  134,130        PMA Capital Corp., Class A                          1,099,866
                                                                   -----------
                                                                     3,339,041
                                                                   -----------
                 LEISURE & RECREATIONAL PRODUCTS - 2.38%
   96,175        Callaway Golf Co.                                   1,003,105
   55,675        Leapfrog Enterprises, Inc.*                           679,235
                                                                   -----------
                                                                     1,682,340
                                                                   -----------
                 MACHINERY - 2.98%
   54,435        Agco Corp.*                                         1,057,128
   29,664        Lufkin Industries, Inc.                             1,050,402
                                                                   -----------
                                                                     2,107,530
                                                                   -----------
                 MEDICAL PRODUCTS & SERVICES - 4.64%
   39,820        Conmed Corp.*                                       1,117,748
   46,695        Steris Corp.*                                         967,987
   34,515        Vital Signs, Inc.                                   1,195,082
                                                                   -----------
                                                                     3,280,817
                                                                   -----------
                 MISCELLANEOUS BUSINESS SERVICES - 1.99%
   52,530        NCO Group, Inc.*                                    1,405,177
                                                                   -----------


18 JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS  OCTOBER 31, 2004
SMALL CAP VALUE FUND (CONCLUDED)

 NUMBER
OF SHARES                                                            VALUE
------------------------------------------------------------------------------
                 PRINTING & PUBLISHING - 4.75%
   26,725        Banta Corp.                                       $ 1,087,173
   37,160        Harland (John H.) Co.                               1,197,667
   41,395        ProQuest Co.*                                       1,078,753
                                                                   -----------
                                                                     3,363,593
                                                                   -----------
                 REAL ESTATE INVESTMENT TRUSTS - 9.69%
   53,000        Glenborough Realty Trust, Inc.                      1,113,000
   27,465        Healthcare Realty Trust, Inc.                       1,108,213
   26,850        Home Properties of NY, Inc.                         1,104,877
  106,210        HRPT Properties Trust                               1,188,490
  178,575        Prime Group Realty Trust*                           1,139,308
  109,130        Winston Hotels, Inc.                                1,205,887
                                                                   -----------
                                                                     6,859,775
                                                                   -----------
                 RETAIL - 5.04%
   67,725        O'Charleys, Inc.*                                   1,051,092
   96,985        Payless Shoesource, Inc.*                             922,328
   67,775        Ryan's Restaurant Group, Inc.*                        948,172
   67,370        Tommy Hilfiger Corp.*                                 646,752
                                                                   -----------
                                                                     3,568,344
                                                                   -----------
                 SPECIALTY MACHINERY - 1.73%
   28,205        Tecumseh Products Co.,
                 Class A                                             1,220,712
                                                                   -----------
                 TECHNOLOGY - 9.08%
  146,060        Adaptec, Inc.*                                      1,139,268
   53,710        DSP Group, Inc.*                                    1,065,069
   46,500        Hutchinson Technology, Inc.*                        1,562,865
   65,815        Internet Security Systems*                          1,432,135
   94,820        Verity, Inc.*                                       1,225,074
                                                                   -----------
                                                                     6,424,411
                                                                   -----------
                 TELEPHONES & TELECOMMUNICATIONS - 2.01%
   52,805        Inter-Tel, Inc.                                     1,425,735
                                                                   -----------
                 TRANSPORTATION - 1.46%
   57,345        SCS Transportation, Inc.*                           1,036,224
                                                                   -----------
                 UTILITIES - 5.00%
   46,390        Southwest Gas Corp.                                 1,133,308
   34,370        UGI Corp.                                           1,327,713
   22,755        WPS Resources Corp.                                 1,080,862
                                                                   -----------
                                                                     3,541,883
                                                                   -----------
                 TOTAL COMMON STOCK
                 (cost $65,423,280)                                 69,887,171
                                                                   -----------

 NUMBER
OF SHARES                                                             VALUE
------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS - 1.29%
  608,801        SSGA Money Market Fund                            $   608,801
  305,689        SSGA U.S. Government
                 Money Market Fund                                     305,689
                                                                   -----------
                 TOTAL SHORT-TERM INVESTMENTS
                 (cost $914,490)                                       914,490
                                                                   -----------
                 TOTAL INVESTMENTS - 100.03%
                 (cost $66,337,770)                                 70,801,661
                                                                   -----------
                 OTHER ASSETS AND LIABILITIES:
                 Investment Advisory Fee Payable                       (44,786)
                 Distribution Fee Payable                               (1,599)
                 Administration Fee Payable                             (7,951)
                 Directors' Fee Payable                                 (1,627)
                 Other Assets and Liabilities                           31,731
                                                                   -----------
                 Liabilities in excess of Cash
                 and Other Assets - (0.03)%                            (24,232)
                                                                   -----------
                 NET ASSETS - 100.00%
                                                                   $70,777,429
                                                                   ===========
                 NET ASSETS:
                 Portfolio Shares (unlimited
                 authorization -- no par value)
                 based on 5,336,227 outstanding
                 shares of beneficial interest                     $54,891,834
                 Undistributed net investment
                 income                                                134,924
                 Accumulated net realized gain
                 on investments                                     11,286,780
                 Net unrealized appreciation
                 on investments                                      4,463,891
                                                                   -----------
                 NET ASSETS                                        $70,777,429
                                                                   ===========
                 NET ASSETS VALUE, OFFERING AND
                 REDEMPTION PRICE PER SHARE                             $13.26
                                                                        ======
                 * NON-INCOME PRODUCING SECURITY.
                 ADR -- AMERICAN DEPOSITORY RECEIPT
                 SSGA -- STATE STREET GLOBAL ADVISERS

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL
                 PART OF THE FINANCIAL STATEMENTS.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 19

STATEMENT OF NET ASSETS  OCTOBER 31, 2004
INTERNATIONAL VALUE FUND



--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+:
[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

 Financials                     24.16%
 Consumer Discretionary         15.56%
 Industrials                    13.37%
 Health Care                     8.50%
 Energy                          8.34%
 Short-Term Investments          7.72%
 Consumer Staples                7.56%
 Telecommunication Services      5.48%
 Materials                       4.11%
 Utilities                       3.77%
 Information Technology          1.43%

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

 NUMBER
OF SHARES                                                            VALUE
------------------------------------------------------------------------------
                 FOREIGN STOCKS - 93.02%
                 AUSTRALIA - 3.78%
  300,000        Investa Property Group                            $   466,097
   22,200        National Australia Bank Ltd.                          468,781
  180,000        Qantas Airways Ltd.                                   446,377
   78,000        Santos Ltd.                                           483,575
  115,000        Telstra Corp. Ltd.                                    401,150
   26,200        Westpac Banking Corp.                                 369,483
                                                                   -----------
                                                                     2,635,463
                                                                   -----------
                 AUSTRIA - 0.96%
    2,800        OMV                                                   670,462
                                                                   -----------
                 BELGIUM - 3.78%
   19,000        AGFA-Gevaert                                          596,973
    6,600        Almanij                                               493,657
   30,000        Dexia                                                 599,135
    1,000        Electrabel                                            372,711
   22,500        Fortis                                                570,991
                                                                   -----------
                                                                     2,633,467
                                                                   -----------
                 CANADA - 5.63%
   10,300        Alcan, Inc.                                           475,839
   18,500        BCE, Inc.                                             429,076
   37,000        Biovail Corp.*                                        691,617
   33,000        Domtar, Inc.                                          402,304
   22,200        Husky Energy, Inc.                                    582,415
    4,500        Magna International, Inc.,
                 Class A                                               331,334
   13,700        Quebecor, Inc., Class A                               286,411
    7,000        Royal Bank of Canada                                  363,845
    9,000        Toronto-Dominion Bank                                 361,402
                                                                   -----------
                                                                     3,924,243
                                                                   -----------
                 DENMARK - 0.56%
   14,000        Danske Bank A/S                                       390,067
                                                                   -----------

 NUMBER
OF SHARES                                                             VALUE
------------------------------------------------------------------------------
                 FINLAND - 2.23%
   40,500        Nokia Oyj                                         $   622,853
   29,400        Orion-Yhtymae Oyj, B Shares                           419,608
   36,000        Stora Enso Oyj, R Shares                              512,432
                                                                   -----------
                                                                     1,554,893
                                                                   -----------
                 FRANCE - 6.07%
    9,000        BNP Paribas                                           610,775
   13,000        Cie de Saint-Gobain                                   711,902
    8,500        Peugeot SA                                            520,834
    7,000        Renault SA                                            584,125
    7,100        Societe Assurances Generales
                 de France                                             471,447
   10,000        Societe BIC SA                                        462,263
    4,200        Societe Generale, Class A                             388,408
    2,337        Total SA                                              484,563
    2,700        Total SA STRIPS*                                           34
                                                                   -----------
                                                                     4,234,351
                                                                   -----------
                 GERMANY - 3.80%
    8,700        Celesio AG                                            628,928
    7,800        Fresenius Medical Care AG                             595,319
    9,000        Schering AG                                           576,887
    5,200        Siemens AG                                            385,965
   10,500        Volkswagen AG                                         465,074
                                                                   -----------
                                                                     2,652,173
                                                                   -----------
                 GREECE - 0.65%
   29,155        Hellenic Telecommunications
                 Organization SA                                       450,231
                                                                   -----------
                 HONG KONG - 6.57%
  202,000        Asia Satellite
                 Telecommunications
                 Holdings Ltd.                                         394,481
  150,000        Cheung Kong Infrastructure
                 Holdings Ltd.                                         399,890
  160,000        China Mobile Hong Kong Ltd.                           464,578
1,200,000        China Petroleum and
                 Chemical Corp., Class H                               454,814
   86,400        CLP Holdings Ltd.                                     496,194
  355,000        Hang Lung Group Ltd.                                  581,526
  105,000        Hong Kong Electric Holdings                           469,461
   24,800        HSBC Holdings PLC                                     401,470
   69,500        Swire Pacific Ltd., Class A                           491,109
  170,000        Yue Yuen Industrial Holdings                          426,998
                                                                   -----------
                                                                     4,580,521
                                                                   -----------


20 JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS  OCTOBER 31, 2004
INTERNATIONAL VALUE FUND (CONTINUED)

 NUMBER
OF SHARES                                                            VALUE
------------------------------------------------------------------------------
                 IRELAND - 1.09%
    8,000        Allied Irish Banks PLC                            $   139,315
   28,000        Allied Irish Banks PLC - Dublin                       486,177
   10,000        Jurys Doyle Hotel Group PLC                           132,929
                                                                   -----------
                                                                       758,421
                                                                   -----------
                 ITALY - 0.78%
  111,600        Parmalat Finanziaria SPA+                              15,615
  159,881        Telecom Italia SPA                                    530,813
                                                                   -----------
                                                                       546,428
                                                                   -----------
                 JAPAN - 19.32%
   23,000        Aderans Co. Ltd.                                      475,421
   25,000        Aisin Seiki Co. Ltd.                                  559,139
    8,000        Canon, Inc.                                           394,011
       90        East Japan Railway Co.                                472,078
   78,000        Fuji Heavy Industries Ltd.                            378,284
   10,000        Fuji Photo Film Co. Ltd.                              340,898
   10,000        Honda Motor Co. Ltd.                                  482,155
       45        Japan Tobacco, Inc.                                   394,529
  110,000        Kubota Corp.                                          500,330
    5,500        Kyocera Corp.                                         398,296
   20,000        Kyushu Electric Power Co., Inc.                       395,518
       85        Mitsubishi Tokyo Financial
                 Group, Inc.                                           720,407
   21,000        Nippon Meat Packers, Inc.                             261,437
       95        Nippon Telegraph & Telephone
                 Corp.                                                 402,580
   11,000        Nissin Food Products Co. Ltd.                         267,775
   40,000        Nomura Holdings, Inc.                                 489,688
   50,000        QP Corp.                                              426,123
   19,000        Ricoh Co. Ltd.                                        354,271
   10,000        Sankyo Co. Ltd./Gunma                                 399,284
   12,600        Sega Sammy Holdings, Inc.                             583,784
   12,000        Sony Corp.                                            416,989
  107,000        Sumitomo Chemical Co. Ltd.                            517,921
  180,000        Taiheiyo Cement Corp.                                 406,818
   11,000        Takeda Chemical Industries Ltd.                       530,370
    7,000        Takefuji Corp.                                        441,661
   18,400        Tokyo Electric Power Co.                              415,858
   45,000        Toppan Forms Co. Ltd.                                 539,881
   15,000        Toyota Motor Corp.                                    583,388
   32,000        Yamaha Corp.                                          487,880
   12,000        Yamanouchi Pharmaceutical
                 Co. Ltd.                                              439,589
                                                                   -----------
                                                                    13,476,363
                                                                   -----------

 NUMBER
OF SHARES                                                             VALUE
------------------------------------------------------------------------------
                 LUXEMBOURG - 0.45%
   16,900        Arcelor                                           $   314,725
                                                                   -----------
                 MEXICO - 1.09%
  187,000        Carso Global Telecom SA*                              287,811
   81,780        Cemex SA                                              473,686
                                                                   -----------
                                                                       761,497
                                                                   -----------
                 NETHERLANDS - 6.27%
   21,400        ABN Amro Holding NV                                   510,410
   37,880        Aegon NV                                              413,429
   12,000        Akzo Nobel NV                                         450,153
   19,000        CSM                                                   460,177
   16,250        Heineken Holding NV, Class A                          454,964
    8,700        Hunter Douglas NV                                     410,579
   17,850        ING Groep NV                                          471,151
   37,000        OCE NV                                                512,547
   12,700        Royal Dutch Petroleum Co.                             688,043
                                                                   -----------
                                                                     4,371,453
                                                                   -----------
                 NORWAY - 0.69%
   57,000        DnB Holding ASA                                       481,551
                                                                   -----------
                 SINGAPORE - 1.11%
   40,000        DBS Group Holdings Ltd.                               374,718
   48,150        Fraser & Neave Ltd.                                   396,130
                                                                   -----------
                                                                       770,848
                                                                   -----------
                 SPAIN - 3.17%
   23,200        Endesa SA                                             469,529
   11,000        Fomento de Construcciones
                 y Contratas SA                                        418,097
   18,000        Iberdrola SA                                          392,911
   24,000        Repsol YPF SA                                         518,691
   26,650        Sacyr Vallehermoso SA                                 408,157
                                                                   -----------
                                                                     2,207,385
                                                                   -----------
                 SWEDEN - 2.20%
   26,000        Electrolux AB, Series B                               480,659
   38,000        Skandinaviska Enskilda
                 Banken AB, Class A                                    630,382
   11,000        SKF AB, B Shares                                      425,269
                                                                   -----------
                                                                     1,536,310
                                                                   -----------
                 SWITZERLAND - 2.79%
    2,200        Nestle SA                                             518,665
   12,000        Novartis AG                                           570,311
    1,900        Rieter Holding AG                                     502,102
    5,800        Swiss Reinsurance                                     354,821
                                                                   -----------
                                                                     1,945,899
                                                                   -----------


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 21

STATEMENT OF NET ASSETS  OCTOBER 31, 2004
INTERNATIONAL VALUE FUND (CONTINUED)

 NUMBER
OF SHARES                                                            VALUE
------------------------------------------------------------------------------
                 UNITED KINGDOM - 20.03%
   34,000        Abbey National PLC                                $   393,725
   25,000        Alliance & Leicester PLC                              393,487
   60,000        Allied Domecq PLC                                     532,925
   28,000        Associated British Foods PLC                          356,566
   10,000        AstraZeneca PLC                                       408,969
   50,000        BAA PLC                                               525,412
   51,800        Barclays PLC                                          504,938
   37,000        Boots Group PLC                                       446,092
  124,000        BP PLC                                              1,198,508
  170,000        Dixons Group PLC                                      534,986
   30,874        GlaxoSmithKline PLC                                   648,863
   46,000        HBOS PLC                                              614,865
   17,000        HSBC Holdings PLC                                     273,956
   36,900        Kelda Group PLC                                       378,289
  243,120        Legal & General Group PLC                             441,014
  240,000        MFI Furniture PLC                                     450,746
  110,000        Mitchells & Butlers PLC                               573,922
   38,000        Provident Financial PLC                               406,972
   46,000        Prudential PLC                                        337,565
   85,000        Rank Group PLC                                        445,432
  190,000        Rentokil Initial PLC                                  539,612
   16,300        Royal Bank of Scotland
                 Group PLC                                             479,357
   60,800        Shell Transport & Trading
                 Co. PLC                                               477,644
   60,000        Shire Pharmaceuticals PLC                             570,304
   60,000        Unilever PLC                                          504,616
   47,000        United Utilities PLC                                  494,318
  220,000        Vodafone Group PLC                                    562,333
   32,000        Whitbread PLC                                         476,105
                                                                   -----------
                                                                    13,971,521
                                                                   -----------
                 TOTAL FOREIGN STOCKS
                 (cost $52,083,789)                                 64,868,272
                                                                   -----------


 NUMBER
OF SHARES                                                            VALUE
------------------------------------------------------------------------------
                 FOREIGN PREFERRED STOCK - 1.66%
                 BRAZIL - 1.66%
    4,000        Banco Itau Holding
                 Financeira SA                                     $   483,893
   14,700        Cia Vale do Rio Doce, Class A                         266,618
   12,600        Petroleo Brasileiro SA                                412,059
                                                                   -----------
                                                                     1,162,570
                                                                   -----------
                 TOTAL FOREIGN PREFERRED STOCK
                 (cost $642,540)                                     1,162,570
                                                                   -----------
                 RIGHTS - 0.02%
    7,666        Prudential Corp.,
                 expires 11/10/04                                       12,923
                                                                   -----------
                 TOTAL RIGHTS
                 (cost $0)                                              12,923
                                                                   -----------
                 SHORT-TERM INVESTMENTS - 7.93%
3,428,881        SSGA Money Market Fund                              3,428,881
2,096,572        SSGA U.S. Government
                 Money Market Fund                                   2,096,572
                                                                   -----------
                 TOTAL SHORT-TERM INVESTMENTS
                 (cost $5,525,453)                                   5,525,453
                                                                   -----------
                 TOTAL INVESTMENTS - 102.63%
                 (cost $58,251,782)                                 71,569,218
                                                                   -----------
                 OTHER ASSETS AND LIABILITIES:
                 Investment Advisory Fee Payable                       (51,453)
                 Distribution Fee Payable                               (2,061)
                 Administration Fee Payable                             (9,564)
                 Directors' Fee Payable                                 (1,627)
                 Other Assets and Liabilities                       (1,769,291)
                                                                   -----------
                 Liabilities in excess of Cash
                 and Other Assets - (2.63)%                         (1,833,996)
                                                                   -----------
                 NET ASSETS - 100.00%                              $69,735,222
                                                                   ===========


22 JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS  OCTOBER 31, 2004
INTERNATIONAL VALUE FUND (CONCLUDED)


                                                                    VALUE
-----------------------------------------------------------------------------
                 NET ASSETS:
                 Portfolio Shares (unlimited
                 authorization -- no par value)
                 based on 5,636,014 outstanding
                 shares of beneficial interest                     $55,428,344
                 Undistributed net investment
                 income                                                698,832
                 Accumulated net realized gain
                 on investments                                        285,348
                 Net unrealized appreciation
                 on investments                                     13,317,436
                 Net unrealized appreciation
                 on forward foreign currency
                 contracts, foreign currencies
                 and translation of other assets
                 and liabilities denominated in
                 foreign currencies                                      5,262
                                                                   -----------

                 NET ASSETS                                        $69,735,222
                                                                   ===========
                 NET ASSETS VALUE, OFFERING AND
                 REDEMPTION PRICE PER SHARE                             $12.37
                                                                        ======

                 * NON-INCOME PRODUCING SECURITY.
                 + IN BANKRUPTCY.
                 LTD. -- LIMITED
                 PLC -- PUBLIC LIMITED COMPANY
                 SSGA -- STATE STREET GLOBAL ADVISERS
                 STRIPS -- SEPARATELY TRADED REGISTERED
                 INTEREST AND PRINCIPAL SECURITY.

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL
                 PART OF THE FINANCIAL STATEMENTS.




                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 23

STATEMENT OF NET ASSETS  OCTOBER 31, 2004
INTERMEDIATE FIXED INCOME FUND



--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+:
[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

 U.S. Government Agency Obligations   41.17%
 Financials                           27.23%
 U.S. Treasury Obligations            10.59%
 Industrials                          10.37%
 Information Technology                6.66%
 Telecommunication Services            3.09%
 Short-Term Investments                0.52%
 Utilities                             0.37%

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

 PRINCIPAL
  AMOUNT                                                              VALUE
------------------------------------------------------------------------------
                 CORPORATE BONDS - 47.21%
                 BANKS - 14.14%
$1,000,000       BankBoston NA Sub Notes
                 (Bank of America),
                 6.500%, 12/19/07 $                                $ 1,092,556
 1,000,000       Fleet National Bank Sub Notes
                 (Bank of America),
                 5.750%, 01/15/09                                    1,076,250
 1,500,000       Household Finance Corp.
                 Global Notes (HSBC Holdings),
                 5.750%, 01/30/07                                    1,585,482
 1,000,000       International Bank for
                 Reconstruction &
                 Development Global Notes
                 (World Bank),
                 4.000%, 01/10/05                                    1,003,655
 1,000,000       Key Bank NA Oregon
                 Sub Notes (KeyCorp),
                 7.375%, 09/15/08                                    1,128,779
 1,000,000       Nationsbank Corp. Sub Notes
                 (Bank of America),
                 7.500%, 09/15/06                                    1,081,250
 1,000,000       Southtrust Bank NA Sub Notes,
                 Putable @ 100 on 01/09/08,
                 6.125%, 01/09/28                                    1,119,050
 1,000,000       US Bank NA Notes,
                 2.850%, 11/15/06                                      999,394
 1,000,000       Wells Fargo & Co. Global Notes,
                 3.500%, 04/04/08                                    1,004,182
                                                                   -----------
                                                                    10,090,598
                                                                   -----------

 PRINCIPAL
  AMOUNT                                                              VALUE
------------------------------------------------------------------------------
                 FINANCIAL - 12.80%
$1,000,000       Allstate Corp.,
                 5.375%, 12/01/06                                  $ 1,046,788
 1,000,000       Bear Stearns Cos., Inc.
                 Global Notes,
                 7.800%, 08/15/07                                    1,118,750
   500,000       Citigroup Global Markets
                 Holdings, Inc. Global Notes,
                 6.500%, 02/15/08                                      548,125
 1,000,000       Citigroup, Inc. Global Notes,
                 5.750%, 05/10/06                                    1,044,635
   500,000       Donaldson, Lufkin & Jenrette, Inc.
                 Sr Notes (Credit Suisse Group),
                 6.500%, 04/01/08                                      546,250
 1,000,000       General Electric Capital Corp.,
                 MTN, Series A,
                 5.000%, 06/15/07                                    1,046,976
 1,000,000       International Lease Finance
                 Corp. (American International
                 Group), MTN, Series M,
                 5.800%, 08/15/07                                    1,064,709
 1,000,000       JPMorgan Chase & Co.
                 Global Sr Notes,
                 5.350%, 03/01/07                                    1,049,635
 1,000,000       Lehman Brothers Holdings, Inc.
                 Global Notes,
                 8.250%, 06/15/07                                    1,126,199
   500,000       Merrill Lynch & Co., Inc.
                 Global Notes,
                 6.000%, 02/17/09                                      542,500
                                                                   -----------
                                                                     9,134,567
                                                                   -----------
                 GAS/NATURAL GAS - 0.36%
   225,000       Dominion Resources, Inc.
                 (Consolidated Natural Gas),
                 Putable @ 100 on 10/15/06,
                 6.875%, 10/15/26                                      260,156
                                                                   -----------
                 INDUSTRIAL - 7.29%
 2,000,000       Ford Motor Credit Co.
                 Global Notes,
                 6.875%, 02/01/06                                    2,079,352
 2,000,000       General Motors Acceptance
                 Corp. Global Notes,
                 6.125%, 08/28/07                                    2,086,116
 1,000,000       John Deere Capital Corp.
                 Global Notes,
                 4.500%, 08/22/07                                    1,034,039
                                                                   -----------
                                                                     5,199,507
                                                                   -----------


24 JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS  OCTOBER 31, 2004
INTERMEDIATE FIXED INCOME FUND (CONTINUED)

 PRINCIPAL
  AMOUNT                                                              VALUE
------------------------------------------------------------------------------
                 MISCELLANEOUS BUSINESS SERVICES - 1.51%
$1,000,000       Cendant Corp. Sr Notes,
                 6.250%, 01/15/08                                  $ 1,079,166
                                                                   -----------
                 RAILROADS - 1.46%
 1,000,000       Union Pacific Corp. Notes,
                 6.400%, 02/01/06                                    1,040,277
                                                                   -----------
                 TECHNOLOGY - 6.59%
 1,000,000       Computer Associates, Inc.
                 Sr Notes, Series B,
                 6.500%, 04/15/08                                    1,075,000
 1,500,000       Computer Associates, Inc.
                 Sr Notes, Series B,
                 6.375%, 04/15/05                                    1,526,250
 1,000,000       Computer Sciences
                 Corp. Notes,
                 6.750%, 06/15/06                                    1,060,205
 1,000,000       International Business
                 Machines Corp. Global Notes,
                 4.875%, 10/01/06                                    1,037,942
                                                                   -----------
                                                                     4,699,397
                                                                   -----------
                 TELEPHONES & TELECOMMUNICATIONS - 3.06%
   905,000       Comcast Cable Communications
                 Holdings, Inc. Global Notes,
                 8.375%, 03/15/13                                    1,110,346
 1,000,000       Verizon Global Funding
                 Corp. Notes,
                 6.125%, 06/15/07                                    1,072,299
                                                                   -----------
                                                                     2,182,645
                                                                   -----------
                 TOTAL CORPORATE BONDS
                 (cost $32,661,878)                                 33,686,313
                                                                   -----------
                 U.S. GOVERNMENT AGENCY
                 OBLIGATIONS - 40.74%
 2,500,000       Fannie Mae, Global Notes,
                 6.000%, 01/18/12                                    2,516,687
 2,000,000       Fannie Mae, Global Notes,
                 2.875%, 05/19/08                                    1,966,042
   750,000       Federal Farm Credit Bank, MTN,
                 6.125%, 01/22/13                                      799,370
 2,000,000       Federal Farm Credit Bank, MTN,
                 5.240%, 10/01/08                                    2,135,860

 PRINCIPAL
  AMOUNT                                                              VALUE
------------------------------------------------------------------------------
                 U.S. GOVERNMENT AGENCY
                 OBLIGATIONS (CONTINUED)
$1,000,000       Federal Home Loan Bank,
                 6.500%, 08/14/09                                  $ 1,128,485
   750,000       Federal Home Loan Bank,
                 6.500%, 11/13/09                                      847,838
 1,000,000       Federal Home Loan Bank,
                 5.890%, 06/30/08                                    1,089,820
 1,000,000       Federal Home Loan Bank,
                 5.250%, 11/14/08                                    1,069,459
 3,000,000       Federal Home Loan Bank,
                 4.875%, 11/15/06                                    3,120,303
 2,500,000       Federal Home Loan Bank,
                 3.250%, 08/15/05                                    2,517,600
 3,700,000       Federal Home Loan Bank+,
                 2.004%, 11/04/04                                    3,698,777
   507,000       Freddie Mac, CMO,
                 Sequential Class 2466 VB,
                 6.500%, 07/15/13                                      519,333
 2,000,000       Freddie Mac, Global Notes,
                 5.125%, 10/15/08                                    2,131,340
 3,000,000       Freddie Mac, Global Notes,
                 2.850%, 02/23/07                                    2,984,892
 2,000,000       Freddie Mac, MTN,
                 3.100%, 03/20/07                                    1,999,354
   500,000       Private Export Funding Corp.
                 (U.S. Government Guaranteed),
                 Series B,
                 6.490%, 07/15/07                                      541,875
                                                                   -----------
                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                 (cost $28,485,482)                                 29,067,035
                                                                   -----------
                 U.S. TREASURY OBLIGATIONS - 10.48%
 2,000,000       United States Treasury Bond,
                 7.500%, 11/15/16                                    2,590,220
 3,200,000       United States Treasury Bond,
                 6.250%, 05/15/30                                    3,848,000
 1,000,000       United States Treasury Note,
                 5.625%, 02/15/06                                    1,042,070
                                                                   -----------
                 TOTAL U.S. TREASURY OBLIGATIONS
                 (cost $7,286,613)                                   7,480,290
                                                                   -----------


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 25

STATEMENT OF NET ASSETS  OCTOBER 31, 2004
INTERMEDIATE FIXED INCOME FUND (CONCLUDED)

 Number
of Shares                                                             Value
------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS - 0.52%
  365,505        SSGA Money Market Fund                            $   365,505
    5,486        SSGA U.S. Government
                 Money Market Fund                                       5,486
                                                                   -----------
                 TOTAL SHORT-TERM INVESTMENTS
                 (cost $370,991)                                       370,991
                                                                   -----------
                 TOTAL INVESTMENTS - 98.95%
                 (cost $68,804,964)                                 70,604,629
                                                                   -----------
                 OTHER ASSETS AND LIABILITIES:
                 Investment Advisory Fee Payable                       (35,089)
                 Distribution Fee Payable                               (1,246)
                 Administration Fee Payable                             (7,970)
                 Directors' Fee Payable                                 (1,627)
                 Other Assets and Liabilities                          795,316
                                                                   -----------
                 Cash and Other Assets,
                 less Liabilities - 1.05%                              749,384
                                                                   -----------
                 NET ASSETS - 100.00%                              $71,354,013
                                                                   ===========
                 NET ASSETS:
                 Portfolio Shares (unlimited
                 authorization -- no par value)
                 based on 7,057,542 outstanding
                 shares of beneficial interest                     $70,182,307
                 Undistributed net investment
                 income                                                    158
                 Accumulated net realized loss
                 on investments                                       (628,117)
                 Net unrealized appreciation
                 on investments                                      1,799,665
                                                                   -----------
                 NET ASSETS                                        $71,354,013
                                                                   ===========
                 NET ASSETS VALUE, OFFERING AND
                 REDEMPTION PRICE PER SHARE                             $10.11
                                                                        ======

                 + RATE SHOWN IS THE EFFECTIVE YIELD
                 AT TIME OF PURCHASE.
                 CMO -- COLLATERALIZED MORTGAGE
                 OBLIGATION
                 MTN -- MEDIUM TERM NOTE
                 NA -- NATIONAL ASSOCIATION
                 SUB -- SUBORDINATED
                 SR -- SENIOR
                 SSGA -- STATE STREET GLOBAL ADVISERS

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL
                 PART OF THE FINANCIAL STATEMENTS.


26 JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS  FOR THE YEAR ENDED OCTOBER 31, 2004

                                                        LARGE CAP       SMALL CAP     INTERNATIONAL     INTERMEDIATE
                                                        VALUE FUND      VALUE FUND      VALUE FUND    FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of withholding taxes of
   $1,710, $0, $194,076, and $0, respectively)          $ 1,905,698     $ 1,077,015     $ 1,754,149       $       --
Interest                                                     33,822          16,358          18,203        2,979,800
                                                        -----------     -----------     -----------       ----------
   TOTAL INVESTMENT INCOME                                1,939,520       1,093,373       1,772,352        2,979,800
                                                        -----------     -----------     -----------       ----------

EXPENSES:
Investment advisory fees                                    625,122         543,301         555,486          321,079
Distribution fees                                           169,684         151,888         140,009           81,652
Administration and fund accounting fees                     122,035         116,620         114,887          115,730
Transfer agent fees and expenses                             29,248          36,411          24,377           25,913
Federal and state registration fees                          20,727          17,356          18,074           18,263
Custody fees                                                 13,255          16,220          70,597           12,486
Audit fees                                                   13,207          13,207          13,206           13,207
Legal fees                                                   11,367          11,367          11,368           11,367
Printing fees                                                11,332          11,334          11,330           11,793
Insurance fees                                                6,517           6,516           6,517            6,516
Directors' fees and expenses                                  4,073           6,136           6,137            6,137
Pricing fees                                                    716             783          10,184            8,975
Miscellaneous                                                 2,504           2,484           2,475            2,391
                                                        -----------     -----------     -----------       ----------
   TOTAL EXPENSES                                         1,029,787         933,623         984,647          635,509
                                                        -----------     -----------     -----------       ----------
Less:
   Waiver of Investment Advisory Fees                            --              --              --          (29,077)
   Reimbursement from Advisor (see Note 8)                  (55,447)        (52,959)        (17,647)              --
                                                        -----------     -----------     -----------       ----------
   TOTAL NET EXPENSES                                       974,340         880,664         967,000          606,432
                                                        -----------     -----------     -----------       ----------
NET INVESTMENT INCOME                                       965,180         212,709         805,352        2,373,368
                                                        -----------     -----------     -----------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments                          7,107,787      11,706,471       3,138,556          206,540
Net realized loss on foreign currency transactions               --              --         (21,876)              --
Net change in unrealized appreciation (depreciation)
   on investments                                         3,443,278      (5,570,504)      7,039,798         (473,741)
Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currency                                              --              --           2,011               --
                                                        -----------     -----------     -----------       ----------
Net gain (loss) on investments and foreign
   currency transactions                                 10,551,065       6,135,967      10,158,489         (267,201)
                                                        -----------     -----------     -----------       ----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                      $11,516,245     $ 6,348,676     $10,963,841       $2,106,167
                                                        ===========     ===========     ===========       ==========

AMOUNTS DESIGNATED AS "--" ARE $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 27

STATEMENTS OF CHANGES IN NET ASSETS

                                                      LARGE CAP                       SMALL CAP
                                                      VALUE FUND                      VALUE FUND
                                              ----------------------------    ----------------------------
                                              FISCAL YEAR     FISCAL YEAR     FISCAL YEAR      FISCAL YEAR
                                                 ENDED           ENDED           ENDED            ENDED
                                               OCTOBER 31,     OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                                                  2004            2003           2004             2003
----------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                         $    965,180     $   876,393    $    212,709    $    192,658
Net realized gain (loss) on investments          7,107,787      (2,644,485)     11,706,471       2,183,817
Net realized loss on foreign currency
   transactions                                         --              --              --              --
Net change in unrealized appreciation
   (depreciation) on investments                 3,443,278      15,748,051      (5,570,504)     18,293,098
Net change in unrealized appreciation
   on translation of assets and liabilities
   in foreign currency                                  --              --              --              --
                                              ------------     -----------    ------------    ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                    11,516,245      13,979,959       6,348,676      20,669,573
                                              ------------     -----------    ------------    ------------

DISTRIBUTIONS PAID FROM:
Net investment income                             (995,094)       (836,404)       (233,392)       (384,895)
Net realized capital gains                              --              --      (2,241,173)             --
                                              ------------     -----------    ------------    ------------
TOTAL DISTRIBUTIONS                               (995,094)       (836,404)     (2,474,565)       (384,895)
                                              ------------     -----------    ------------    ------------

CAPITAL STOCK TRANSACTIONS(1):
Shares sold                                     24,199,992      18,315,039      17,458,028      15,149,702
Proceeds from reinvestment of
   distributions                                   642,058         537,795       2,171,829         256,431
Redemption fees(2)                                      40               2             105           1,962
Shares redeemed                                (12,987,200)     (8,356,530)    (25,761,856)    (22,834,155)
                                              ------------     -----------    ------------    ------------
NET INCREASE (DECREASE) FROM SHARE
   TRANSACTIONS                                 11,854,890      10,496,306      (6,131,894)     (7,426,060)
                                              ------------     -----------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         22,376,041      23,639,861      (2,257,783)     12,858,618
                                              ------------     -----------    ------------    ------------

NET ASSETS:
Beginning of year                               71,662,089      48,022,228      73,035,212      60,176,594
                                              ------------     -----------    ------------    ------------
End of year                                   $ 94,038,130     $71,662,089    $ 70,777,429    $ 73,035,212
                                              ============     ===========    ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD    $    110,974     $   140,888    $    134,924    $    128,165
                                              ============     ===========    ============    ============


                                                     INTERNATIONAL                    INTERMEDIATE
                                                       VALUE FUND                   FIXED INCOME FUND
                                              ----------------------------    ----------------------------
                                              FISCAL YEAR     FISCAL YEAR     FISCAL YEAR      FISCAL YEAR
                                                 ENDED           ENDED           ENDED            ENDED
                                               OCTOBER 31,     OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                                                  2004            2003           2004             2003
----------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                         $    805,352     $   628,331    $  2,373,368    $  2,916,852
Net realized gain (loss) on investments          3,138,556        (677,428)        206,540          88,454
Net realized loss on foreign currency
   transactions                                    (21,876)        (23,138)             --              --
Net change in unrealized appreciation
   (depreciation) on investments                 7,039,798      12,334,666        (473,741)      1,223,539
Net change in unrealized appreciation
   on translation of assets and liabilities
   in foreign currency                               2,011             397              --              --
                                              ------------     -----------    ------------    ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                    10,963,841      12,262,828       2,106,167       4,228,845
                                              ------------     -----------    ------------    ------------

DISTRIBUTIONS PAID FROM:
Net investment income                             (676,349)       (296,105)     (2,376,433)     (2,951,366)
Net realized capital gains                              --              --              --              --
                                              ------------     -----------    ------------    ------------

TOTAL DISTRIBUTIONS                               (676,349)       (296,105)     (2,376,433)     (2,951,366)
                                              ------------     -----------    ------------    ------------

CAPITAL STOCK TRANSACTIONS(1):
Shares sold                                     18,855,517      13,369,931      12,452,823      17,433,629
Proceeds from reinvestment of
   distributions                                   367,308         170,746       1,315,175       1,460,914
Redemption fees(2)                                      --           1,011              --              --
Shares redeemed                                (13,805,847)     (8,637,291)    (12,806,832)    (23,577,154)
                                              ------------     -----------    ------------    ------------

NET INCREASE (DECREASE) FROM SHARE
   TRANSACTIONS                                  5,416,978       4,904,397         961,166      (4,682,611)
                                              ------------     -----------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS         15,704,470      16,871,120         690,900      (3,405,132)
                                              ------------     -----------    ------------    ------------

NET ASSETS:
Beginning of year                               54,030,752      37,159,632      70,663,113      74,068,245
                                              ------------     -----------    ------------    ------------

End of year                                   $ 69,735,222     $54,030,752    $ 71,354,013    $ 70,663,113
                                              ============     ===========    ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD    $    698,832     $   591,705    $        158    $      1,181
                                              ============     ===========    ============    ============


1 SEE NOTE 3 IN THE NOTES TO THE FINANCIAL STATEMENTS.
2 SEE NOTE 6 IN THE NOTES TO THE FINANCIAL STATEMENTS.
AMOUNTS DESIGNATED AS "--" ARE $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                    JOHNSONFAMILY FUNDS ANNUAL REPORT 28 & 29

FINANCIAL HIGHLIGHTS

                                                                                    LARGE CAP
                                                                                    VALUE FUND
                                                  ------------------------------------------------------------------------------
                                                   FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR    FISCAL YEAR
                                                       ENDED           ENDED           ENDED          ENDED          ENDED
                                                  OCT. 31, 2004    OCT. 31, 2003   OCT. 31, 2002   OCT. 31, 2001  OCT. 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $  8.63         $  7.01         $  8.34         $  9.23         $ 10.06
                                                      -------         -------         -------         -------         -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                    0.11            0.11            0.10            0.07            0.08
Net realized and unrealized gain (loss)
  on investments                                         1.20            1.62           (1.20)          (0.19)           0.12
                                                      -------         -------         -------         -------         -------
     TOTAL FROM INVESTMENT OPERATIONS                    1.31            1.73           (1.10)          (0.12)           0.20
                                                      -------         -------         -------         -------         -------

LESS DISTRIBUTIONS PAID:
From net investment income                              (0.11)          (0.11)          (0.09)          (0.08)          (0.08)
From net realized capital gains                            --              --           (0.14)          (0.69)          (0.95)
                                                      -------         -------         -------         -------         -------
     TOTAL DISTRIBUTIONS                                (0.11)          (0.11)          (0.23)          (0.77)          (1.03)
                                                      -------         -------         -------         -------         -------
NET ASSET VALUE, END OF YEAR                          $  9.83         $  8.63         $  7.01         $  8.34         $  9.23
                                                      =======         =======         =======         =======         =======

TOTAL RETURN(1)                                         15.27%          24.93%         (13.64)%         (1.58)%          2.34%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                        $94,038         $71,662         $48,022         $48,229         $41,580
Ratio of expenses to average net assets,
  net of waivers and reimbursements                      1.17%           1.34%           1.40%           1.39%           1.41%
Ratio of expenses to average net assets,
  before waivers and reimbursements                      1.24%           1.34%           1.40%           1.39%           1.41%
Ratio of net investment income to average
  net assets, net of waivers and reimbursements          1.16%           1.49%           1.26%           0.83%           0.85%
Ratio of net investment income to average
  net assets, before waivers and reimbursements          1.09%           1.49%           1.26%           0.83%           0.85%
Portfolio turnover rate                                    38%             51%             44%             76%             60%


                                                                                    SMALL CAP
                                                                                    VALUE FUND
                                                  ------------------------------------------------------------------------------
                                                   FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR    FISCAL YEAR
                                                       ENDED           ENDED           ENDED          ENDED          ENDED
                                                  OCT. 31, 2004    OCT. 31, 2003   OCT. 31, 2002   OCT. 31, 2001  OCT. 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $ 12.61         $  9.13         $ 11.45         $  9.26         $  8.35
                                                      -------         -------         -------         -------         -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                    0.04            0.05            0.05            0.11            0.05
Net realized and unrealized gain (loss)
  on investments                                         1.04            3.49           (0.97)           2.22            0.89
                                                      -------         -------         -------         -------         -------
     TOTAL FROM INVESTMENT OPERATIONS                    1.08            3.54           (0.92)           2.33            0.94
                                                      -------         -------         -------         -------         -------

LESS DISTRIBUTIONS PAID:
From net investment income                              (0.04)          (0.06)          (0.09)          (0.06)          (0.03)
From net realized capital gains                         (0.39)             --           (1.31)          (0.08)             --
                                                      -------         -------         -------         -------         -------
     TOTAL DISTRIBUTIONS                                (0.43)          (0.06)          (1.40)          (0.14)          (0.03)
                                                      -------         -------         -------         -------         -------
NET ASSET VALUE, END OF YEAR                          $ 13.26         $ 12.61         $  9.13         $ 11.45         $  9.26
                                                      =======         =======         =======         =======         =======

TOTAL RETURN(1)                                          8.76%          38.99%         (10.09)%         25.35%          11.24%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                        $70,777         $73,035         $60,177         $53,877         $34,315
Ratio of expenses to average net assets,
  net of waivers and reimbursements                      1.22%           1.34%           1.33%           1.41%           1.45%
Ratio of expenses to average net assets,
  before waivers and reimbursements                      1.29%           1.34%           1.33%           1.41%           1.45%
Ratio of net investment income to average
  net assets, net of waivers and reimbursements          0.29%           0.51%           0.64%           1.09%           0.50%
Ratio of net investment income to average
  net assets, before waivers and reimbursements          0.22%           0.51%           0.64%           1.09%           0.50%
Portfolio turnover rate                                    62%             73%             78%            107%             75%

1 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD
  PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FEE WAIVERS ARE IN EFFECT. IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.
AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                    JOHNSONFAMILY FUNDS ANNUAL REPORT 30 & 31

FINANCIAL HIGHLIGHTS

                                                                                  INTERNATIONAL
                                                                                    VALUE FUND
                                                  ------------------------------------------------------------------------------
                                                   FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR    FISCAL YEAR
                                                       ENDED           ENDED           ENDED          ENDED          ENDED
                                                  OCT. 31, 2004   OCT. 31, 2003   OCT. 31, 2002   OCT. 31, 2001  OCT. 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $ 10.44          $  8.09         $  8.56         $ 11.10         $ 10.47
                                                     -------          -------         -------         -------         -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                   0.15             0.13            0.08            0.14            0.08
Net realized and unrealized gain (loss)
  on investments                                        1.91             2.29           (0.51)          (2.06)           0.67
                                                     -------          -------         -------         -------         -------
     TOTAL FROM INVESTMENT OPERATIONS                   2.06             2.42           (0.43)          (1.92)           0.75
                                                     -------          -------         -------         -------         -------

LESS DISTRIBUTIONS PAID:
From net investment income                             (0.13)           (0.07)          (0.04)          (0.07)          (0.09)
From net realized capital gains                           --               --              --           (0.55)          (0.03)
                                                     -------          -------         -------         -------         -------
     TOTAL DISTRIBUTIONS                               (0.13)           (0.07)          (0.04)          (0.62)          (0.12)
                                                     -------          -------         -------         -------         -------
NET ASSET VALUE, END OF YEAR                         $ 12.37          $ 10.44         $  8.09         $  8.56         $ 11.10
                                                     =======          =======         =======         =======         =======

TOTAL RETURN(1)                                        19.84%           30.08%          (5.05)%        (18.33)%          7.15%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                       $69,735          $54,031         $37,160         $31,465         $28,747
Ratio of expenses to average net assets,
  net of waivers and reimbursements                     1.57%            1.70%           1.81%           1.85%           1.85%
Ratio of expenses to average net assets,
  before waivers and reimbursements                     1.60%            1.70%           1.81%           1.85%           1.85%
Ratio of net investment income to average
  net assets, net of waivers and reimbursements         1.31%            1.43%           0.92%           0.73%           0.71%
Ratio of net investment income to average
  net assets, before waivers and reimbursements         1.28%            1.43%           0.92%           0.73%           0.71%
Portfolio turnover rate                                   19%              17%             35%             29%             40%


                                                                                 INTERMEDIATE
                                                                               FIXED INCOME FUND
                                                  ------------------------------------------------------------------------------
                                                   FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR    FISCAL YEAR
                                                       ENDED           ENDED           ENDED          ENDED          ENDED
                                                  OCT. 31, 2004   OCT. 31, 2003   OCT. 31, 2002   OCT. 31, 2001  OCT. 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $ 10.15          $  9.98         $ 10.18         $  9.44         $  9.50
                                                     -------          -------         -------         -------         -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                   0.34             0.41            0.47            0.55            0.56
Net realized and unrealized gain (loss)
  on investments                                       (0.04)            0.17           (0.20)           0.74           (0.06)
                                                     -------          -------         -------         -------         -------
     TOTAL FROM INVESTMENT OPERATIONS                   0.30             0.58            0.27            1.29            0.50
                                                     -------          -------         -------         -------         -------

LESS DISTRIBUTIONS PAID:
From net investment income                             (0.34)           (0.41)          (0.47)          (0.55)          (0.56)
From net realized capital gains                           --               --              --              --              --
                                                     -------          -------         -------         -------         -------
     TOTAL DISTRIBUTIONS                               (0.34)           (0.41)          (0.47)          (0.55)          (0.56)
                                                     -------          -------         -------         -------         -------
NET ASSET VALUE, END OF YEAR                         $ 10.11          $ 10.15         $  9.98         $ 10.18         $  9.44
                                                     =======          =======         =======         =======         =======

TOTAL RETURN(1)                                         2.98%            5.86%           2.76%          14.08%           5.60%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                       $71,354          $70,663         $74,068         $75,684         $58,345
Ratio of expenses to average net assets,
  net of waivers and reimbursements                     0.85%            0.85%           0.85%           0.85%           0.85%
Ratio of expenses to average net assets,
  before waivers and reimbursements                     0.89%            0.87%           0.87%           0.99%           1.08%
Ratio of net investment income to average
  net assets, net of waivers and reimbursements         3.32%            3.95%           4.71%           5.64%           6.01%
Ratio of net investment income to average
  net assets, before waivers and reimbursements         3.28%            3.93%           4.69%           5.50%           5.78%
Portfolio turnover rate                                   35%              32%             93%            140%             65%

1 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD
  PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FEE WAIVERS ARE IN EFFECT. IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.
AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                    JOHNSONFAMILY FUNDS ANNUAL REPORT 32 & 33

NOTES TO THE FINANCIAL STATEMENTS OCTOBER 31, 2004


1. ORGANIZATION

JohnsonFamily Funds, Inc. (the "Company") was organized on January 27, 1998 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At October 31, 2004, the only series presently authorized are JohnsonFamily Large Cap Value Fund, JohnsonFamily Small Cap Value Fund, JohnsonFamily International Value Fund and JohnsonFamily Intermediate Fixed Income Fund, individually referred to as a "Fund" and collectively as the "Funds."

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. INVESTMENT VALUATION
Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Pricing Procedures established by the Funds' Board of Directors (the "Board"). The Funds' Fair Value Pricing Procedures are
implemented   through  a  a  Fair  Value  Pricing  Committee  (the  "Committee")
designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Pricing Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Pricing Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Although the Committee members use their best judgement in estimating the fair value of these investments, there are inherent limitations in any estimation technique. Because of the inherent uncertainty of valuation, the Funds' values may differ from the values that the Funds' could realize in a current transaction.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect


34 JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS  (CONTINUED) OCTOBER 31, 2004


the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the advisor or sub-advisor of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the advisor or sub-advisor may request that a Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the advisor or sub-advisor for any Fund holding the relevant securities that such limits have been exceeded. In such event, the advisor or sub-advisor makes the determination whether a Committee Meeting should be called based on the information provided.

C. FOREIGN CURRENCY TRANSLATIONS
The books and records of the International Value Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the dates of such transactions.

The International Value Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

The International Value Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

D. FOREIGN CURRENCY EXCHANGE CONTRACTS
The International Value Fund is authorized to enter into foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. At October 31, 2004, the International Value Fund had no such contracts outstanding.

E. DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, if any, will be declared and paid quarterly for the Large Cap Value Fund, annually for both the Small Cap Value Fund and International Value Fund, and monthly for the Intermediate Fixed Income Fund. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

F. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Corporate actions for foreign securities are recorded as soon as the information is available to the Funds.

G. EXPENSES
The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory, distribution, and custodian fees. Expenses not attributed directly to a Fund are allocated equally among the Funds or are allocated pro rata across the Funds based on the Fund's daily average net assets.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 35

NOTES TO THE FINANCIAL STATEMENTS  (CONTINUED) OCTOBER 31, 2004


3. CAPITAL STOCK

Transactions in shares of capital stock were as follows:

                                                            FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004
                                                 LARGE CAP          SMALL CAP      INTERNATIONAL       INTERMEDIATE
                                                VALUE FUND         VALUE FUND         VALUE FUND  FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------
Shares sold                                      2,570,811          1,341,352          1,632,106          1,226,140
Shares issued to holders in reinvestment
   of dividends                                     67,764            174,720             32,854            130,034
Shares redeemed                                 (1,378,582)        (1,972,342)        (1,202,135)        (1,261,564)
                                                ----------         ----------         ----------         ----------
NET INCREASE (DECREASE)                          1,259,993           (456,270)           462,825             94,610
                                                ==========         ==========         ==========         ==========


                                                            FOR THE FISCAL YEAR ENDED OCTOBER 31, 2003
                                                 LARGE CAP          SMALL CAP      INTERNATIONAL       INTERMEDIATE
                                                VALUE FUND         VALUE FUND         VALUE FUND  FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------
Shares sold                                      2,475,919          1,465,100          1,551,258          1,715,420
Shares issued to holders in reinvestment
   of dividends                                     72,309             27,425             20,621            143,229
Shares redeemed                                 (1,094,200)        (2,291,782)          (991,893)        (2,316,406)
                                                ----------         ----------         ----------         ----------
NET INCREASE (DECREASE)                          1,454,028           (799,257)           579,986           (457,757)
                                                ==========         ==========         ==========         ==========

4. PURCHASES, SALES AND MATURITIES OF SECURITIES

Purchases, sales and maturities of investment securities, excluding U.S. government and short-term securities, for the year ended October 31, 2004, were as follows:

                                                 LARGE CAP          SMALL CAP      INTERNATIONAL       INTERMEDIATE
                                                VALUE FUND         VALUE FUND         VALUE FUND  FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------
Cost of Purchases                              $39,518,333        $43,577,134        $15,178,450        $13,283,180
Proceeds from Sales and Maturities              30,253,211         50,775,675         10,995,185         14,593,500


Cost of purchases and proceeds from sales and maturities of U.S. government securities for the Intermediate Fixed Income Fund for the fiscal year ended October 31, 2004, were $7,753,583 and $10,230,238, respectively.

5. FEDERAL TAX INFORMATION

Each Fund intends to continue to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income to its shareholders.

The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.




36 JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS  (CONTINUED) OCTOBER 31, 2004


Accordingly, at October 31, 2004, the following reclassifications were made to the Funds:

                                             UNDISTRIBUTED         ACCUMULATED
                                             NET INVESTMENT          REALIZED
                                              INCOME/(LOSS)         GAIN/(LOSS)
--------------------------------------------------------------------------------
Small Cap Value Fund                            $ 27,442            $(27,442)
International Value Fund                         (21,876)             21,876
Intermediate Fixed Income Fund                     2,042              (2,042)

These reclassifications have no effect on net assets or net asset values per share.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

                                                   ORDINARY
                                                    INCOME            TOTAL
--------------------------------------------------------------------------------
Large Cap Value Fund
                                    2004          $  995,094        $  995,094
                                    2003             836,404           836,404
Small Cap Value Fund
                                    2004           2,474,565         2,474,565
                                    2003             384,895           384,895
International Value Fund
                                    2004             676,349           676,349
                                    2003             296,105           296,105
Intermediate Fixed Income Fund
                                    2004           2,376,433         2,376,433
                                    2003           2,951,366         2,951,366

As of October 31, 2004, the components of Distributable Earnings for tax purposes were as follows:

                                                           CAPITAL
                           UNDISTRIBUTED  UNDISTRIBUTED      LOSS                          OTHER            TOTAL
                             ORDINARY      LONG-TERM     CARRYFORWARD     UNREALIZED      TEMPORARY     DISTRIBUTABLE
                              INCOME      CAPITAL GAIN   EXPIRING 2008   APPRECIATION    DIFFERENCES       EARNINGS
---------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund         $  110,972     $4,180,606      $      --     $ 7,697,672      $      --     $11,989,250
Small Cap Value Fund          6,103,393      5,614,593             --       4,167,609             --      15,885,595
International Value Fund        985,923        285,348             --      13,035,607             --      14,306,878
Intermediate Fixed
   Income Fund                  190,409             --       (628,116)      1,799,665       (190,252)      1,171,706

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains through the year of expiration.

For the fiscal year ended October 31, 2004, the Large Cap Value Fund, International Value Fund and the Intermediate Fixed Income Fund utilized capital loss carryforwards of $2,914,305, $2,853,208 and $204,498, respectively, to offset net realized capital gains.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 37

NOTES TO THE FINANCIAL STATEMENTS  (CONTINUED) OCTOBER 31, 2004


For Federal income tax purposes, the cost of securities owned at October 31, 2004, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2004, were as follows:

                                                                                   NET
                                   FEDERAL        APPRECIATED    DEPRECIATED    UNREALIZED
                                   TAX COST       SECURITIES     SECURITIES    APPRECIATION
-----------------------------------------------------------------------------------------------
Large Cap Value Fund              $86,169,300    $12,528,266    $(4,830,594)    $ 7,697,672
Small Cap Value Fund               66,634,052      9,343,774     (5,176,165)      4,167,609
International Value Fund           58,538,863     14,630,399     (1,600,044)     13,030,355
Intermediate Fixed Income Fund     68,804,964      1,954,937       (155,272)      1,799,665


6. REDEMPTION FEES

On July 26, 2001, the Board approved the imposition of a 2.00% redemption fee applicable to all shares purchased after September 17, 2001 for the International Value Fund and after October 10, 2001 for the Large Cap Value, Small Cap Value, and Intermediate Fixed Income Funds, and redeemed by shareholders within 30 days of their purchase date. The redemption fee is intended to limit short-term trading in the Funds. Any proceeds of the fee will be credited to the assets of the Fund in which the shares were redeemed. For the year ended October 31, 2004, there were $40 and $105 of redemption fees retained by the Large Cap Value Fund and Small Cap Value Fund, respectively.

7. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS

Johnson Asset Management, Inc. ("JAM") is the investment advisor for the Funds. JAM manages the Funds' investments and its business operations under the overall supervision of the Board. As compensation for JAM's services, the Funds will pay JAM a monthly fee based on each Fund's average daily net assets at the annual rate of 0.75% for the Large Cap Value Fund and the Small Cap Value Fund, 0.90% for the International Value Fund, and 0.45% for the Intermediate Fixed Income Fund.

RNC Capital Management LLC (d/b/a RNC Genter Capital Management) ("RNC") serves as investment sub-advisor for the Intermediate Fixed Income Fund (the "Fund"). For its services to the Fund, RNC is entitled to receive a fee at an annual rate of 0.20% of the Fund's average daily net assets paid by JAM.

Under the investment advisory agreements, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of the average daily net assets of each of the Large Cap Value Fund, Small Cap Value Fund and International Value Fund, or 1.50% of the average daily net assets of the Intermediate Fixed Income Fund, JAM will reimburse the Funds for the amount of such excess. Additionally, for the fiscal year ended October 31, 2004, JAM has voluntarily agreed to reimburse the Intermediate Fixed Income Fund to the extent aggregate annual operating expenses exceed 0.85% of the Fund's average daily net assets.

State Street Bank and Trust acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid based on the net assets of each Fund, by transaction and by out-of-pocket costs. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.




38 JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS  (CONCLUDED) OCTOBER 31, 2004


8. ADMINISTRATION, SERVICE AND DISTRIBUTION PLAN

SEI Investments Global Funds Services (the "Administrator") serves as the administrator to the Funds. The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of the per Fund minimum ($70,000 for each of the Large Cap Value Fund, Small Cap Value Fund, and Intermediate Fixed Income Fund, and $90,000 for the International Value Fund), or 0.14% of the first $250 million of the Funds' aggregate net assets; 0.10% of the next $250 million of the Funds' aggregate net assets; and 0.08% of the Funds' aggregate net assets over $500 million. Prior to August 1, 2004 the Administrator provided management and administrative services for an annual fee equal to the higher of $75,000 per Fund or 0.18% of the first $250 million of the Funds' aggregate net assets; 0.12% of the next $250 million of the Funds' aggregate net assets; and 0.10% of the Funds' aggregate net assets over $500 million.

SEI Investments Distribution Co. (the "Distributor") serves as the distributor to the Funds. Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, each Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of each Fund at an annual rate of up to 0.25% of each Fund's average daily net assets for the Large Cap Value, Small Cap Value, and International Value Funds and up to 0.125% (0.25% prior to December 2001) of the Fund's average daily net assets for the Intermediate Fixed Income Fund. In 2004, JAM voluntarily reimbursed the Large Cap Value Fund, Small Cap Value Fund and the International Value Fund $55,447, $52,959, and $17,647, respectively, for distribution costs not expended under the Plan.

Forum Shareholder Services LLC serves as the transfer agent and dividend disbursing agent to the Funds.

9. LINE OF CREDIT

The Funds entered into an agreement which enables them to participate in a $7.5 million unsecured committed revolving line of credit with State Street Bank and Trust Company (the "Bank"). Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Bank's overnight federal funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum payable at the end of each calendar quarter, is accrued by each Fund based on its average daily unused portion of the line of credit. For the year ended October 31, 2004, the Funds had no borrowings under the agreement.

10. TRANSACTIONS WITH AFFILIATES

Certain officers of the Funds are also officers of the Administrator. Such officers are paid no fees by the Funds for serving as officers of the Funds.

11. MARKET RISKS

The International Value Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that the Fund focuses its investments in a particular region, the effects of political and economic events in that region on the value of an investment in the Fund will be magnified. Some countries in which the Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments, or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

12. OTHER

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


THE BOARD OF DIRECTORS AND SHAREHOLDERS
JOHNSONFAMILY FUNDS, INC.:

We have audited the accompanying statements of net assets of the JohnsonFamily Large Cap Value Fund, JohnsonFamily Small Cap Value Fund, JohnsonFamily International Value Fund, and JohnsonFamily Intermediate Fixed Income Fund, each a series of JohnsonFamily Funds, Inc. (the "Company") as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or period ended October 31, 2001, and prior, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated December 12, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the series of JohnsonFamily Funds, Inc. as of October 31, 2004, the results of their operations for the year ended and the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP

Philadelphia, Pennsylvania
December 29, 2004




40 JOHNSONFAMILY FUNDS ANNUAL REPORT

DIRECTORS AND OFFICERS OF THE COMPANY (UNAUDITED)+

                                             LENGTH OF       NUMBER OF
                                              TIME         PORTFOLIOS IN
NAME,ADDRESS             POSITION HELD        SERVED        FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST
& AGE                     WITH FUNDS          (YRS.)*         OVERSEEN          FIVE YEARS AND OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND OFFICERS
JOANNE BRANDES            Director              6                 4             Senior Vice President/General Counsel
8310 16th Street -                                                              and Secretary of S.C. Johnson Commercial
M/S 510                                                                         Markets, Inc. since October 1997; Officer
Sturtevant, WI                                                                  of S.C. Johnson & Son, Inc. since 1992.
53177-0902
Age: 51                                                                         Director of Alternative Resources
                                                                                Corporation and Corporate Family
                                                                                Solutions, Inc.
-------------------------------------------------------------------------------------------------------------------------------

RICHARD BIBLER            Director              6                 4             Owner of Rudolph Stone Associates, a
1449 E. Goodrich                                                                financial consulting firm, since prior to 1990.
Lane
Milwaukee, WI 53217
Age: 72
-------------------------------------------------------------------------------------------------------------------------------

F. GREGORY CAMPBELL       Director              6                 4             President of Carthage College since 1987
Carthage College                                                                Director of AAL Mutual Funds.
2001 Alford Drive
Kenosha, WI 53140
Age: 65
-------------------------------------------------------------------------------------------------------------------------------

GERALD KONZ               Director              6                 4             Independent consultant; Vice President,
3515 Taylor                                                                     Tax Counsel and Chairman of the pension
Avenue                                                                          and savings plan investment committees of
Racine, WI 53405                                                                S.C. Johnson & Son, Inc. from 1982 to 1997.
Age: 72
-------------------------------------------------------------------------------------------------------------------------------

GEORGE NELSON             Director              6                 4             Vice President of Administration and
WISC-TV                                                                         Finance of Evening Telegram, Inc. since
7025 Raymond Road                                                               1982.
Madison, WI
53719-5053
Age: 66
-------------------------------------------------------------------------------------------------------------------------------

TIMOTHY D. BARTO          Assistant Vice        4                 N/A           Vice President and Assistant Secretary of
One Freedom               President and                                         SEI Investments (since November 1999);
Valley Drive              Assistant Secretary                                   Associate, Dechert (law firm) from 1997-
Oaks, PA 19456                                                                  1999.
Age: 36
-------------------------------------------------------------------------------------------------------------------------------

PHILIP T. MASTERSON       Assistant Vice        0**               N/A           Employed by SEI Investments Company
One Freedom               President and                                         since 2004. General Counsel, CITCO
Valley Drive              Assistant Secretary                                   Mutual Fund Services from 2003-2004.
Oaks, PA 19456                                                                  Vice President & Assistant Counsel, Oppenheimer
Age: 40                                                                         Funds from 1997-2001 and Vice President
                                                                                & Associate Counsel from 2001-2003.
-------------------------------------------------------------------------------------------------------------------------------

JAMES NDIAYE              Assistant Vice        0**               N/A           Employed by SEI Investments Company
One Freedom               President and                                         since 2004. Vice President, Deutsche Asset
Valley Drive              Assistant Secretary                                   Management from 2003-2004. Associate,
Oaks, PA 19456                                                                  Morgan, Lewis & Bockius LLP from 2000-
Age: 36                                                                         2003; Counsel, Assistant Vice President ING
                                                                                Variable Annuities Group from 1999-2000.
-------------------------------------------------------------------------------------------------------------------------------

SOFIA A. ROSALA           Assistant Vice        0**               N/A           Compliance Officer of SEI Investments
One Freedom               President and                                         Company since September 2001; Account
Valley Drive              Assistant Secretary                                   and Product Consultant, SEI Private Trust
Oaks, PA 19456                                                                  Company, 1998-2001.
Age: 30
-------------------------------------------------------------------------------------------------------------------------------


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 41

DIRECTORS AND OFFICERS OF THE COMPANY (UNAUDITED)+

                                                LENGTH OF      NUMBER OF
                                                  TIME       PORTFOLIOS IN
NAME,ADDRESS             POSITION HELD           SERVED      FUND COMPLEX         PRINCIPAL OCCUPATION(S) DURING PAST
& AGE                     WITH FUNDS             (YRS.)*       OVERSEEN           FIVE YEARS AND OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS
WENDELL PERKINS          Director                  6              4               Senior Vice President of Johnson Asset
Johnson Asset                                                                     Management since 1994.
Management, Inc.
555 Main Street
Suite 440
Racine, WI 53403
Age: 41
-----------------------------------------------------------------------------------------------------------------------------

COLETTE WALLNER          President,                3              4               Executive Vice President of Johnson
Johnson Asset            Chief Compliance                                         Financial Group since 1999; President of
Management, Inc.         Officer and                                              Johnson Asset Management, Inc. since
555 Main Street          Anti-Money                                               2001; Senior Vice President of Associated
Suite 440                Laundering Officer                                       Banc-Corp.
Racine, WI 53403
Age: 47
-----------------------------------------------------------------------------------------------------------------------------

MARK BEHRENS             Secretary and Treasurer   4              N/A             Senior Vice President of Johnson
Johnson Asset                                                                     Financial Group.
Management, Inc.
555 Main Street
Suite 400
Racine, WI 53403
Age: 44
-----------------------------------------------------------------------------------------------------------------------------

 * Each Director shall hold office during the lifetime of the Fund until the election and qualification of his or her successor, or until he or she dies, resigns or is removed in accordance with each Fund's Declaration of Trust.
** Philip T. Masterson and James Ndiaye were elected on August 19, 2004. Sofia
   Rosala was elected on December 14, 2004.
 + This table is as of December 14, 2004.


42 JOHNSONFAMILY FUNDS ANNUAL REPORT

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period".

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypo-thetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

-----------------------------------------------------------------------------------
                                  BEGINNING     ENDING                    EXPENSES
                                   ACCOUNT      ACCOUNT     ANNUALIZED      PAID
                                    VALUE        VALUE       EXPENSE       DURING
                                   4/30/04     10/31/04      RATIOS        PERIOD*
-----------------------------------------------------------------------------------
ACTUAL FUND RETURN
Large Cap Value Fund              $1,000.00    $1,061.20      1.17%        $6.06
Small Cap Value Fund               1,000.00     1,012.20      1.23%         6.22
International Value Fund           1,000.00     1,083.20      1.56%         8.17
Intermediate Fixed Income Fund     1,000.00     1,022.40      0.85%         4.32

HYPOTHETICAL FUND RETURN
Large Cap Value Fund              $1,000.00    $1,019.25      1.17%        $5.94
Small Cap Value Fund               1,000.00     1,018.95      1.23%         6.24
International Value Fund           1,000.00     1,017.29      1.56%         7.91
Intermediate Fixed Income Fund     1,000.00     1,020.86      0.85%         4.32
-----------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD SHOWN).


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 43

NOTICE TO SHAREHOLDERS (UNAUDITED)


For shareholders that do not have an October 31, 2004 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2004 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2004, each Fund is designating the following items with regard to distributions paid during the year.

                              LONG TERM
                              (15% RATE)
                                 CAPITAL        ORDINARY                                     QUALIFYING
                                   GAINS          INCOME            TOTAL       QUALIFYING     DIVIDEND       FOREIGN
FUND                       DISTRIBUTIONS   DISTRIBUTIONS    DISTRIBUTIONS    DIVIDENDS (1)   INCOME (2)    TAX CREDIT
------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                  0%            100%             100%             100%         100%            0%
Small Cap Value Fund                  0%            100%             100%              48%          36%            0%
International Value Fund              0%            100%             100%               0%         100%           22%
Intermediate Fixed
  Income Fund*                        0%            100%             100%               0%           0%            0%

  * FOR THE INTERMEDIATE FIXED INCOME FUND, A TOTAL OF 26.31% OF THE DIVIDENDS DISTRIBUTED DURING THE FISCAL YEAR WAS DERIVED FROM INTEREST ON U.S. GOVERNMENT SECURITIES WHICH IS GENERALLY EXEMPT FROM STATE INCOME TAX.

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS, WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS." IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.

THE INFORMATION REPORTED HEREIN MAY DIFFER FROM THE INFORMATION AND DISTRIBUTIONS TAXABLE TO THE SHAREHOLDERS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2004. COMPLETE INFORMATION WILL BE COMPUTED AND REPORTED IN CONJUNCTION WITH YOUR 2004 FORM 1099-DIV.

The International Value Fund intends to pass through foreign tax credits in the amount of $194,076 to shareholders as of October 31, 2004. The total amount of foreign source income for the fiscal year ended October 31, 2004, was $766,563.




44 JOHNSONFAMILY FUNDS ANNUAL REPORT

This report has been prepared for the general information of JohnsonFamily Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current JohnsonFamily Funds prospectus, which contains more complete information about JohnsonFamily Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Form N-Q is available on the Securities and Exchange Commission's (the "Commission") web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-276-8272; (ii) at the Funds' website at http://www.johnsonfamily-funds.com; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV.


                                 [LOGO OMITTED]

                               JohnsonFamily Funds
                                  P.O. Box 515
                              Racine, WI 53401-0515


JFF-AR-002-0300

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer or controller.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George A. Nelson. Mr. Nelson is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP Related to the Funds

KPMG LLP billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:



------------------------------------------------------------------------------------------------------------------------------
                                       FISCAL 2004                                            FISCAL 2003
------------------------------------------------------------------------------------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Funds that        service           service           Funds that        service           service
                   were pre-         affiliates that   affiliates that   were pre-         affiliates that   affiliates that
                   approved          were pre-         did not require   approved          were pre-         did not require
                                     approved          pre-approval                        approved          pre-approval
------------------------------------------------------------------------------------------------------------------------------
(a)     Audit          $52,500              $0                $0             $50,000              $0                $0
        Fees(1)

------------------------------------------------------------------------------------------------------------------------------
(b)     Audit-            $0                $0                $0                $0                $0                $0
        Related
        Fees
------------------------------------------------------------------------------------------------------------------------------
(c)     Tax               $0                $0                $0                $0                $0                $0
        Fees

------------------------------------------------------------------------------------------------------------------------------
(d)     All               $0                $0                $0                $0                $0                $0
        Other
        Fees
------------------------------------------------------------------------------------------------------------------------------

Notes:
   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings or engagements for those years.

(e)(1) Before the principal accountant is engaged by the Funds to render audit or non-audit services, the engagement is approved by the Funds' audit committee.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------------------------------------------
                                               FISCAL 2004      FISCAL 2003
                ---------------------------------------------------------------
                Audit-Related Fees                  0%               0%

                ---------------------------------------------------------------
                Tax Fees                            0%               0%

                ---------------------------------------------------------------
                All Other Fees                      0%               0%

                ---------------------------------------------------------------


(f)        Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $0 and $0 for 2004 and 2003, respectively.

(h)        Not applicable.


ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                       JohnsonFamily Funds, Inc.


By (Signature and Title)*                          /s/ Colette M. Wallner
                                                   ----------------------
                                                   Colette M. Wallner, President

Date 12/29/04





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                          /s/ Colette M. Wallner
                                                   ----------------------
                                                   Colette M. Wallner, President

Date 12/29/04


By (Signature and Title)*                          /s/ Mark C. Behrens
                                                   -------------------
                                                   Mark C. Behrens, Treasurer

Date 12/29/04
* Print the name and title of each signing officer under his or her signature.